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                                                                   Exhibit 10.38

                                                      Allstate Insurance Company
                                                                 Loan No. 122397

                         MORTGAGE, ASSIGNMENT OF LEASES,
                     RENTS AND CONTRACTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                                      FROM

               INLAND SOUTHEAST STONY CREEK, L.L.C., AS MORTGAGOR

                                       TO

                    ALLSTATE INSURANCE COMPANY, AS MORTGAGEE

                             DATED: January 5, 2004

                            LOAN AMOUNT: $14,162,000

                                PROPERTY ADDRESS:
                            STONEY CREEK MARKETPLACE
                           17130 MERCANTILE BOULEVARD
                              NOBLESVILLE, INDIANA

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                                TABLE OF CONTENTS

ARTICLE   SECTION   DESCRIPTION                                              PAGE NUMBER
-------   -------   -----------                                              -----------
   I.               COVENANTS OF MORTGAGOR........................................5

          1.01.     Performance of Obligations Secured............................5
          1.02.     Insurance.....................................................5
          1.03.     Condemnation..................................................7
          1.04.     Damage to property............................................8
          1.05.     Escrow Fund for Condemnation and Insurance Proceeds..........10
          1.06.     Taxes, Liens and other Items.................................11
          1.07.     Assignment of Leases, Contracts, Rents and profits...........12
          1.08.     Due on Sale or Encumbrance...................................16
          1.09.     Preservation and Maintenance of property.....................16
          1.10.     Use of property..............................................17
          1.11.     Alterations and Additions....................................17
          1.12.     Offset Certificates..........................................18
          1.13.     Mortgagee's Costs and Expenses...............................18
          1.14.     Protection of Security; Costs and Expenses...................19
          1.15.     Mortgagor's Covenants Respecting Collateral..................20
          1.16.     Covenants Regarding Financial Statements.....................23
          1.17.     Environmental Covenants......................................24
          1.18.     Further Assurances...........................................25
          1.19.     Mortgagor's Continued Existence..............................26

   II.              EVENTS OF DEFAULT............................................26

          2.01.     Monetary and Performance Defaults............................26
          2.02.     Bankruptcy, Insolvency, Dissolution..........................27
          2.03.     Misrepresentation............................................27
          2.04.     Default under Subordinate Loans..............................27
          2.05.     Liens........................................................27
          2.06.     Judgments....................................................27
          2.07.     Leases.......................................................28
          2.08.     Mortgagor's Continued Existence..............................28
          2.09.     Breach of Due on Sale or Encumbrance Provision...............28
          2.10.     Default under Related Agreements.............................28

   III.             REMEDIES.....................................................28

          3.01.     Acceleration.................................................28
          3.02.     Entry........................................................28
          3.03.     Judicial Action..............................................30
          3.04.     Foreclosure..................................................30
          3.05.     Rescission of Notice of Default..............................33
          3.06.     Mortgagee's Remedies Respecting Collateral...................33
          3.07.     Proceeds of Sales........................................... 33
          3.08.     Condemnation and Insurance Proceeds..........................34

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
ARTICLE   SECTION   DESCRIPTION                                              PAGE NUMBER
-------   -------   -----------                                              -----------

          3.09.     Waiver of Marshalling, Rights of Redemption, Homestead
                      and Valuation..............................................34
          3.10.     Remedies Cumulative..........................................35
          3.11.     Nonrecourse..................................................35
          3.12.     Evasion of Prepayment Premium................................37

   IV.              MISCELLANEOUS................................................37

          4.01.     Severability.................................................37
          4.02.     Certain Charges and Brokerage Fees...........................37
          4.03.     Notices......................................................38
          4.04.     Mortgagor Not Released; Certain Mortgagee Acts...............39
          4.05.     Inspection...................................................40
          4.06.     Release or Reconveyance or Cancellation......................40
          4.07.     Statute of Limitations.......................................40
          4.08.     Interpretation.............................................. 40
          4.09.     Captions.....................................................41
          4.10.     Consent......................................................41
          4.11.     Delegation to Subagents .....................................41
          4.12.     Successors and Assigns.......................................41
          4.13.     Governing Law................................................41
          4.14.     Changes in Taxation .........................................41
          4.15.     Maximum Interest Rate........................................41
          4.16.     Time of Essence..............................................42
          4.17.     Reproduction of Documents....................................42
          4.18.     No Oral Modifications........................................42
          4.19.     Further Assurance............................................42

                                       ii
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              MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

     THIS MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS, SECURITY AGREEMENT AND FIXTURE FILING is made as of January 5, 2004, from INLAND SOUTHEAST STONY CREEK, L.L.C., a Delaware limited liability company ("Mortgagor"), whose mailing address is 2901 Butterfield Road, Oakbrook, Illinois 60523, in favor of ALLSTATE INSURANCE COMPANY, an Illinois insurance corporation ("Mortgagee") whose mailing address is c/o Allstate Investments, LLC, Allstate Plaza South, Suite G5C, 3075 Sanders Road, Northbrook, Illinois, 60062.

     In consideration of the indebtedness herein recited and as security for payment and performance of the payment of both principal and interest and the other obligations set forth below, Mortgagor has granted, conveyed, bargained, sold, alienated, enfeoffed, released, confirmed, transferred, pledged, warranted and mortgaged, and by these presents does hereby grant, convey, bargain, sell, alien, enfeoff, release, confirm, transfer, pledge, warrant and mortgage unto Mortgagee, all of Mortgagor's estate, right, title and interest in, to and under that certain real property located in Noblesville, County of Hamilton, State of Indiana, more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "Land");

     TOGETHER with all of Mortgagor's now or hereafter acquired estate, right, title and interest in, to and under all buildings, structures, improvements and fixtures now existing or hereafter erected on the Land and all right, title and interest, if any, of Mortgagor in and to the streets and roads, opened or proposed, abutting the Land to the center lines thereof, all rights of reversion (including, without limitation, the right of reversion retained in that certain Limited Warranty Deed recorded with the Hamilton County Recorder of Deeds as Instrument No. 2000-57951 and re-recorded as Instrument No. 2001-25776), and strips within or adjoining the Land, the air space and right to use said air space above the Land, all rights of ingress and egress on or within the Land, all easements, rights and appurtenances thereto or used in connection with the Land, including without limitation, all lateral support, alley and drainage rights, all revenues, income, rents, cash or security deposits, advance rental deposits, profits, royalties, and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject however to the rights and authorities given herein to Mortgagor to collect and apply such revenues, and other benefits), all interests in and rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances thereon or therein, and water stock, all options to purchase or lease, all development or other rights relating to the Land or the operation thereof or used in connection therewith (including, without limitation, all concurrency rights, permits, prepaid utilities and impact fees of any nature, storm water drainage rights and reservations, sanitary sewer rights and reservations, potable water rights and reservations, allocations of traffic trips, use, rights and reservations, law enforcement, library, park and educational fees, uses, rights and reservations, and any tax and utility refunds and rebates, irrespective of the time period to which such refunds and rebates relate), including all Mortgagor's right, title and interest in all fixtures, attachments, partitions, machinery, equipment, building materials, appliances and goods of every nature whatever, whether now or hereafter located on, or attached to, the Land, all of which, including replacements and additions thereto, shall to the fullest extent permitted by law and for the purposes of this Mortgage, be deemed to

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be real property and, whether affixed or annexed thereto or not, be deemed conclusively to be real property; and Mortgagor agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Mortgagee to confirm the legal operation and effect of this Mortgage on any of the foregoing. All of the foregoing property described in this Section (the "Improvements") together with the Land and the hereinafter defined Collateral, shall be hereinafter referred to as the "Property").

     MORTGAGOR HEREBY FURTHER GRANTS to Mortgagee a security interest in, and assigns, all of Mortgagor's now existing or hereafter acquired right, title and interest in the following with the understanding and intention that this Mortgage shall also constitute a security agreement pursuant to the Uniform Commercial Code of the State of Indiana.

     (A) All equipment, fixtures, inventory, goods, farm goods, instruments, appliances, furnishings, machinery, tools, raw materials, component parts, work in progress and materials, and all other tangible personal property of whatsoever kind, used or consumed in the improvement, use or enjoyment of the Property now or any time hereafter owned or acquired by Mortgagor, wherever located and all products thereof whether in possession of Mortgagor or whether located on the Property or elsewhere;

     (B) To the extent such general intangibles are assignable, all general intangibles relating to the Property or the design, development, operation, management and use of the Property (other than trademarks that contain the word "Inland"), including, but not limited to, (1) all names under which or by which the Property may at any time be owned and operated or any variant thereof, and all goodwill in any way relating to the Property and all service marks and logotypes used in connection therewith, (2) all permits, licenses, authorizations, variances, land use entitlements, approvals, consents, clearances, and rights obtained from governmental agencies issued or obtained in connection with the Property, (3) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the construction, use, occupation or operation of the property, (4) all materials prepared for filing or filed with any governmental agency, and (5) all of the books and records of Mortgagor in any way relating to construction or operation of the Property;

     (C) All shares of stock or partnership interest or other evidence of ownership of any part of the Property that is owned by Mortgagor in common with others, including all water stock relating to the property, if any, and all documents or rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property provided, however, that the foregoing shall not include any ownership interests in Mortgagor;

     (D) All accounts, deposit accounts, supporting obligations, letter-of-credit rights, tax or insurance escrows or other escrows held pursuant to or in connection with this Mortgage or otherwise in connection with the Property, accounts receivable, instruments, documents, documents of title, general intangibles, rights to payment and contract rights of every kind, all of Mortgagor's rights, direct or indirect, under or pursuant to any and all construction, development, financing, guaranty, indemnity, maintenance, management, service, supply and warranty agreements, commitments, contracts, subcontracts, insurance policies, licenses and bonds now or anytime hereafter arising from construction on the Land or the use or enjoyment of the Property to the extent such are assignable;

     (E) All condemnation and eminent domain proceeds (including payments in lieu thereof) and insurance proceeds related to the Property;

     TOGETHER with all additions to, substitutions for and the products of all of the above, and all proceeds therefrom, whether cash proceeds or noncash proceeds, received when any such property (or the proceeds thereof) is sold, used, exchanged, leased, licensed, or otherwise disposed of, whether voluntarily or involuntarily. Such proceeds shall include any of the foregoing specifically described property of Mortgagor acquired with cash proceeds. Together with, and without limiting the above items, all Goods, Accounts, Documents, Instruments, Money, Chattel Paper, Deposit Accounts, Letter-of-Credit Rights, Investment Property, Equipment and General Intangibles arising from or used in connection with the Property, as those terms are defined in the Uniform Commercial Code from time to time in effect in the state in which the Property is located. (All of the foregoing including such products and proceeds thereof, are collectively referred to as "Collateral".)

     To the extent any of the Collateral described herein is personal property owned by a tenant of the Property, then the security interest therein granted by this Mortgage shall extend only to the reversionary interest of Mortgagor, if any, to such personal property.

     MORTGAGOR HEREBY WARRANTS AND REPRESENTS that it is the owner in fee title to the Property (and the Collateral) free and clear of all liens and encumbrances except for: the lien for current real estate taxes not yet due and payable; and such other encumbrances as are set forth in EXHIBIT C attached hereto and incorporated herein by this reference.

     The personal property in which Mortgagee has a security interest includes goods which are or shall become fixtures on the Property. This Mortgage is intended to serve as a fixture filing pursuant to the terms of the applicable provisions of the Uniform Commercial Code of the State of Indiana and the provisions of Exhibit B are, for that purpose, incorporated herein. This filing is to be recorded in the real estate records of the appropriate city, town or county in which the Property is located. In that regard, the following information is provided:

     Names of Debtor:             Inland Southeast Stony Creek, L.L.C., a
                                  Delaware limited liability company

     Organizational Number
     of Debtor                    3733893

     Address of Debtor:           See Section 4.03 hereof

     Name of Secured Party:       Allstate Insurance Company,
                                  an Illinois insurance corporation

     Address of Secured Party:    See Section 4.03 hereof.

     Mortgagor hereby represents, warrants and agrees that at the time of execution of this Mortgage and so long as any payments or performance obligation of the Mortgage, Note (as defined herein) or the Related Agreements (as defined herein) shall remain outstanding, (i) there is not and will not be any financing statement other than those granting a security interest in favor of Mortgagee covering the Collateral, the Property, or any part thereof, on file in any public office, including, without limitation, the office of the Secretary of State of the State of Delaware, the Secretary of State of the State of Indiana, or the clerks office in any county in which the Property or Collateral are located; (ii) that none of the Collateral is in the possession of anyone other than Mortgagor; and (iii) that all of the Collateral has been in continuous, exclusive possession of Mortgagor.

     TO HAVE AND TO HOLD the Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, its successors and assigns, forever subject to and for the purposes and uses herein set forth. This Mortgage secures:

     (A) The repayment of the indebtedness evidenced by that certain Mortgage Note (the "Note") of even date herewith with a maturity date of January 1, 2011, executed by Mortgagor and payable to the order of Mortgagee, in the principal sum of FOURTEEN MILLION ONE HUNDRED SIXTY TWO THOUSAND DOLLARS ($14,162,000), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the Note), and all extensions, renewals, modifications, amendments and replacements of the Note;

     (B) The payment of all other sums which may be advanced by or otherwise be due to Mortgagee under any provision of this Mortgage or under any other instrument or document referred to in clause (C) below or otherwise, with interest thereon at the rate provided herein or therein;

     (C) The performance of each and every covenant and agreement of Mortgagor contained (1) herein, in the Note, or in any note evidencing a Future Advance (as hereinafter defined), and (2) in the obligations of Mortgagor upon any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, environmental indemnity agreements (the foregoing shall not include the Commitment Letter between Mortgagor and Mortgagee), assignments (both present and collateral) and all instruments of indebtedness or security now or hereafter executed by Mortgagor in connection with any indebtedness referred to in clauses (A), (B), (D), (E) or (F) of this Section (including but not limited to the Assignment of Leases and Rents of even date herewith from Mortgagor to Mortgagee (the "Assignment of Leases and Rents") or for the purpose of supplementing or amending this Mortgage or any instrument secured hereby (all of the foregoing in this clause(C), as the same may be amended, modified or supplemented from time to time, together with the Note and this Mortgage, being referred to hereinafter as "Related Agreements") and all costs and expenses, including reasonable attorneys' and paralegals' fees with respect to all such documents, including, without limitation, the negotiation and drafting of any loan settlement or workout agreement;

     (D) All costs, expenses, losses, damages and other charges sustained or incurred by Mortgagee because of: (1) Mortgagor's default in payment or performance, as the case may be,

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of any provision contained in this Mortgage or in any Related Agreement; (2)
defense of actions instituted by Mortgagor or a third party against Mortgagee arising out of or related to the loan evidenced by the Note (the "Loan"), or in the realizing upon, protecting, perfecting or defending the Property or the Collateral; or (3) actions brought or defended by Mortgagee in enforcing Mortgagee's security interest in the Property or the Collateral. All of these costs and expenses include reasonable attorneys' fees and paralegals' fees, whether incurred with respect to collection, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defensive actions instituted by a third party against mortgagee, or enforcement or any judgment based upon the Note, this Mortgage, or any of the Related Agreements, whether or not suit is brought to collect such amounts or to enforce such rights or, if brought, is prosecuted to judgment;

     (E) All costs, expenses, and amounts arising under or pursuant to any indemnity contained within the Note, this Mortgage, or in any of the Related Agreements, or in any separate agreement executed by Mortgagor in favor of Mortgagee; and

     (F) The repayment of any other loans or advances, with interest thereon, hereafter made to Mortgagor (or any successor in interest to Mortgagor as the owner of the Property or any part thereof) by Mortgagee when the promissory note evidencing the loan or advance specifically states that said note is secured by this Mortgage, together with all extensions, renewals, modifications, amendments and replacements thereof (herein and in the Related Agreements "Future Advance"), provided that notwithstanding anything herein to the contrary, the total amount secured by this Mortgage, including the amounts due under the Note and capitalized interest, costs and impositions, shall not exceed in the aggregate $100,000,000. The parties hereby acknowledge and intend that all such advances, including Future Advances whenever hereafter made, shall be a lien from the time this Mortgage is recorded.

                                    ARTICLE I

                             COVENANTS OF MORTGAGOR

     To protect the security of this Mortgage, and as additional consideration to Mortgagee, Mortgagor covenants, warrants and agrees as follows:

     1.01. PERFORMANCE OF OBLIGATIONS SECURED. Mortgagor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, the principal of and interest on any Future Advance, any Prepayment Premium and late charges provided for in the Note or in any note evidencing a Future Advance, and shall further perform fully and in a timely manner all other obligations of Mortgagor contained herein or in the Note or in any note evidencing a Future Advance or in any of the Related Agreements.

     1.02 INSURANCE. For all times during the period there remains any indebtedness under the Note, or any and all other indebtedness (including without limitation Future Advances) secured by this Mortgage, Mortgagor shall keep the Property insured against all risks or hazards as Mortgagee may reasonably require. Such insurance shall be in policy form, amount and coverage reasonably satisfactory to Mortgagee, including, but not limited to:

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     (A)    Fire and extended coverage on an "all risk" replacement cost basis, in an amount equal to the insurable value of the Improvements, without coinsurance or deducting for depreciation, containing a waiver of subrogation clause and a deductible amount acceptable to Mortgagee;

     (B) General public liability insurance, in such form, amount and deductible satisfactory to Mortgagee, and naming Mortgagee c/o Mortgagee's servicing agent, if any, as additional insured covering Mortgagee's interest in the Property;

     (C) Business interruption or rent loss insurance endorsement in an amount at least equal to 100 percent of the sum of: annual debt service on the Note, the annual debt service on any other financing permitted by Mortgagee, ground rents, if any, and operating expenses (without contribution from Mortgagor for a period of 12 months), including, without limitation, real estate taxes and assessments and insurance, for the Property;

     (D) Flood insurance (whether or not available through the National Flood Insurance Program) sufficient to cover any damage which may be anticipated in the event of flood unless Mortgagor has provided Mortgagee evidence satisfactory to Mortgagee that no portion of the Property is located within the boundaries of the 100 year flood plain (Flood Zone A);

     (E) "Dram shop" insurance if alcoholic beverages are sold on the Property;

     (F) Boiler and machinery insurance when risks covered thereby are present and Mortgagee requires such insurance; and

     (G)    Earthquake insurance if Mortgagee requires such insurance.

     The insurance coverages described in subsections (A), (C), (D), (F), and
(G) above shall name Mortgagee c/o Mortgagee's servicing agent, if any, under a standard noncontributory mortgagee loss payable clause (and naming Mortgagee as loss payee for rent loss coverage) or otherwise directly insure Mortgagee's interest in the Property. All losses under said insurance shall be payable to Mortgagee in the manner provided in Sections 1.04 and 1.05 hereof. All policies of insurance required under this Section 1.02 shall be with a company or companies with a policy rating of A and financial rating of at least Class X in the most current edition of Best's Key Rating Guide and authorized to do business in the state in which the Property is located. All policies of insurance shall provide that they will not be canceled or modified without 30 days' prior written notice to Mortgagee. True copies of the above mentioned insurance policies or evidence of such insurance (in the form of Accord Form 27) satisfactory to Mortgagee shall be delivered to and held by Mortgagee. True copies of all renewal and replacement policies or evidences of such insurance forms (Accord Form 27) thereof shall be delivered to Mortgagee at least 30 days before the expiration of the expiring policies. If any renewal or replacement policy is not obtained as required herein, Mortgagee is authorized to obtain the same in Mortgagor's name and at Mortgagor's expense. Mortgagee shall not by the fact of failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

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     1.03.  CONDEMNATION.

     (A) Immediately upon obtaining knowledge of the commencement or threat of any action in connection with (1) any condemnation, (2) any other taking of the Property or any part thereof by any public authority or private entity having the power of eminent domain, or (3) any conveyance in lieu of such condemnation or taking of the Property or any part thereof ("Condemnation"), Mortgagor shall notify Mortgagee in writing but in no event later than ten (10) days after Mortgagor obtains knowledge of the commencement of or threat or likelihood of a Condemnation. Mortgagee shall have the right, but not the obligation, to participate in any proceedings relating to any Condemnation and may, in its sole discretion, consent or withhold its consent to any settlement, adjustment, or compromise of any claims arising from the Condemnation and no such settlement, adjustment or compromise shall be final or binding upon Mortgagee without Mortgagee's prior consent.

     (B) Except as expressly provided in Section 1.03(C), if all or part of the Property is taken by Condemnation and Mortgagee in its reasonable judgment determines that the remainder of the Property, if any, cannot be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then all proceeds of the Condemnation ("Condemnation Proceeds") shall be paid over to Mortgagee and shall be applied first toward reimbursement of the costs and expenses (including reasonable attorneys' and paralegals' fees) of Mortgagee, if any, in connection with the recovery of such Condemnation Proceeds, and then, in the sole and absolute discretion of Mortgagee and without regard to the adequacy of its security under this Mortgage, shall be applied against all amounts due hereunder or under the Note and any remaining Condemnation Proceeds shall be released to Mortgagor. Partial prepayment of the Note under this Section 1.03(B) with Condemnation Proceeds shall not be subject to the Prepayment Premium; however, such partial prepayment shall not entitle Mortgagor to prepay the portion of the Note remaining unpaid after application of the Condemnation Proceeds. Full or partial prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein.

     (C) If less than all of the Property is taken by Condemnation and Mortgagee in its reasonable judgment determines that the remainder of the Property can be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then Mortgagor shall diligently restore the Property to a condition and use as close as possible to its condition immediately prior to the Condemnation and all Condemnation Proceeds shall be made available to Mortgagor for such restoration. If the estimated cost of restoration, as reasonably determined by Mortgagee, is equal to or less than One Hundred Fifty Thousand Dollars ($150,000), all Condemnation Proceeds shall be released directly to Mortgagor for restoration of the Property. If the estimated cost of restoration exceeds One Hundred Fifty Thousand Dollars ($150,000), all Condemnation Proceeds shall be deposited into an escrow fund in accordance with Section 1.05 below. Mortgagee shall have the right to obtain an opinion of an independent contractor or engineer satisfactory to Mortgagee, at Mortgagor's expense, to estimate the cost to restore the remaining portion of the Property. If the amount of the Condemnation Proceeds is not sufficient to restore the Property based on the opinion of an independent contractor or engineer, subject to revision as restorations are made, Mortgagor shall

                                        7
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be obligated to pay the difference toward the restoration of the Property, prior to the disbursement of any Condemnation Proceeds to, or for the account of, Mortgagor.

     (D) If an Event of Default exists at any time from the time of a Condemnation through the completion of restoration and payment of any Condemnation Proceeds, the use of the Condemnation Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then, the Condemnation Proceeds shall be held by Mortgagee or in the Escrow Fund (as defined below), as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period. The application of any Condemnation Proceeds to the indebtedness secured hereby shall not cure or waive any Event of Default hereunder, or invalidate any act done pursuant to any notice thereof.

     1.04.  DAMAGE TO PROPERTY.

     (A) Promptly upon obtaining knowledge of any damage to the Property or any part thereof with an estimated cost of restoration in excess of Fifty Thousand Dollars ($50,000), but in no event later than ten (10) days after Mortgagor obtains such knowledge, Mortgagor shall notify Mortgagee of such damage in writing. Mortgagor shall diligently restore the Property to the same condition that existed immediately prior to the damage whether or not insurance proceeds are sufficient for such restoration. All proceeds of any insurance on the Property ("Insurance Proceeds") received by Mortgagor shall be applied to such restoration. Mortgagee shall have the right to obtain an opinion of an independent contractor or engineer satisfactory to Mortgagee, at Mortgagor's expense, to estimate the cost to restore the Property to its original condition, which opinion may be revised as restorations are made. If the amount of the Insurance Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion, subject to revision as restorations are made, Mortgagor shall be obligated to pay the difference toward the restoration of the Property, prior to the application of any Insurance Proceeds to such restoration as provided herein.

     (B) If the estimated cost of restoration is equal to or less than One Hundred Fifty Thousand Dollars ($150,000), Mortgagor shall promptly settle and adjust any claims under the insurance policies which insure against such risks and, upon receipt of the Insurance Proceeds, Mortgagee shall deliver such to Mortgagor for use in restoration of the Property.

     (C) If the estimated cost of restoration is greater than One Hundred Fifty Thousand Dollars ($150,000), Mortgagee shall have the right, but not the obligation, to participate in the settlement of the insurance claims and may, in its sole discretion, consent or withhold its consent to any settlement, adjustment, or compromise of such insurance claims and no such settlement, adjustment, or compromise shall be final or binding upon Mortgagee without its prior consent. Upon settlement of insurance claims, and if Mortgagor can demonstrate to the reasonable satisfaction of Mortgagee that the projected ratio of Net Operating Income, as defined below, to annual debt service due under the Notes and any other notes secured by the Property ("Debt Coverage Ratio") will be at least one hundred five percent (105%) for the twelve (12) months immediately following reconstruction of the Property, the Insurance Proceeds shall be deposited into an escrow fund in accordance with Section 1.05 below.

                                        8
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     As used in this Mortgage, "Net Operating Income" shall mean:

     (i) all gross operating revenues anticipated to be received during the following twelve-month period based on leases in effect as of the date of calculation and only for such time as those leases are contracted to remain in effect without expiration by their terms or optional termination by the tenant (unless the tenant has waived its termination rights in writing or the term of the lease has been extended in writing), including without limitation all amounts to be received from tenants as payment of operating expenses (including real estate taxes and insurance and/or other operating expenses reimbursed by tenants) but not including refundable deposits, lease termination payments, excess tenant improvement and leasing commission payments included as additional rent, principal or interest payments received by Mortgagor on loans to tenants and fees and reimbursements for work performed for tenants by Mortgagor, LESS:

     (ii) all amounts, calculated on a pro forma basis, for the operation or maintenance of the Property for the following 12 month period, including ground rents, the cost of property management (which shall be no less than four percent of gross revenues), maintenance, cleaning, security, landscaping, parking maintenance and utilities, and other costs and expenses approved in writing by Mortgagee and amounts reasonably estimated by Mortgagee for the payment of real estate taxes and assessments and other taxes related to the operation of the Property, insurance premiums, necessary repairs and future replacements of equipment; payments under the Note shall not be included in Net Operating Income.

     Notwithstanding the foregoing, if any of the Related Agreements require a historical calculation of Net Operating Income, it shall be calculated on a cash basis for the previous twelve-month period as of the date of such calculation.

     (D) If in the reasonable judgment of Mortgagee the conditions of Section 1.04(C) cannot be satisfied, then at any time from and after the occurrence of the damage, upon written notice to Mortgagor, Mortgagee may declare the entire balance of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Mortgage, without any Prepayment Premium (provided there is no Event of Default hereunder), to be immediately due and payable, and all Insurance Proceeds shall be applied by Mortgagee first to the reimbursement of any costs or expenses incurred by Mortgagee in connection with the damage or the determination to be made hereunder, and then to the payment of the indebtedness secured by this Mortgage in such order as Mortgagee may determine in its sole discretion.

     (E) Notwithstanding any provision herein to the contrary, if an Event of Default exists at any time from the time of damage through the completion of restoration and the final release of any Insurance Proceeds to Mortgagor, the use of the Insurance Proceeds shall be governed by the remedies set forth in
Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then the Insurance Proceeds shall be held by Mortgagee or in the Escrow Fund, as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period. The application of any Insurance Proceeds to the indebtedness secured hereby shall not cure or waive any Event of Default hereunder or invalidate any act done pursuant to any notice thereof.

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

     1.05.  ESCROW FUND FOR CONDEMNATION AND INSURANCE PROCEEDS.

     (A) In the circumstances indicated above in subsections 1.03(C) and 1.04(C), all Condemnation Proceeds and Insurance Proceeds ("Proceeds") shall be deposited in an interest bearing escrow fund ("Escrow Fund"). The escrow agent and the form of the escrow agreement shall be reasonably satisfactory to Mortgagee and Mortgagor. The costs and fees of such escrow agent shall be paid by Mortgagor. If the amount of the Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion obtained by Mortgagee at Mortgagor's expense, subject to revision as restorations are made, Mortgagor shall be obligated to deposit in the Escrow Fund the difference between the contractor's or engineer's estimate and the amount of the Proceeds or deliver to the escrow agent an irrevocable, unconditional letter of credit issued in the amount of such difference in a form and by a financial institution acceptable to Mortgagee or other cash equivalent acceptable to Mortgagee. Mortgagor's funds, if necessary, and the Proceeds shall be deposited into the Escrow Fund and shall not be released by the escrow agent unless used to restore the Property to its original condition and unless a disbursement agent satisfactory to Mortgagee and Mortgagor approves such disbursements from time to time. The escrow agreement shall provide that the escrow agent shall only disburse funds to Mortgagor so long as the restoration work is being diligently performed by Mortgagor and only after (1) Mortgagor has delivered to Mortgagee and Mortgagee has approved the plans and specifications for the restoration of the Property; (2) Mortgagor has executed a contract acceptable to Mortgagee with a general contractor acceptable to Mortgagee for the restoration of the Property; (3) the general contractor has submitted lien waivers and/or releases, executed by the general contractor and all subcontractors and suppliers which may be partial to the extent of partial payments and which, in the case of releases, may be contingent upon payment if the escrow agent makes payment directly to such contractor, subcontractor or supplier; (4) Mortgagor has furnished Mortgagee with an endorsement to its title policy showing no additional exceptions; and (5) Mortgagor has deposited its funds in the Escrow Fund as provided in this Section and has submitted such other documents and information as may be reasonably requested by Mortgagee to determine that the work to be paid for has been performed in accordance with the plans and specifications reasonably approved by Mortgagee. If any requisition for payment of work performed is for an amount which would result in the remaining balance of the Escrow Fund to be insufficient to complete the remainder of the restoration, Mortgagor shall advance the requisite amount in cash to the Escrow Fund immediately upon written request from the disbursement agent or Mortgagee. Any failure by Mortgagor to satisfy any of the conditions to the disbursement of Proceeds set forth in this Section upon demand by Mortgagee shall constitute a Performance Default, as hereinafter defined.

     (B) Any Condemnation Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent and other costs described in Section 1.05(A) shall be paid first, to Mortgagor to the extent of any funds of Mortgagor's contributed to the restoration pursuant to Section 1.05(A) (so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default); thereafter any remaining Condemnation Proceeds shall be returned to Mortgagor (i) if in Mortgagee's sole discretion (reasonably exercised) the restoration of the Property has been completed in a satisfactory manner and with satisfactory results and (ii) so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an

Event of Default. If the conditions of Section 1.05(B)(i) are not satisfied, then any remaining Condemnation Proceeds shall be applied to the partial payment or prepayment of the Note without payment of any Prepayment Premium; provided, however, that any such partial prepayment shall not entitle Mortgagor to prepay the portion of the Note remaining unpaid after application of the Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein. If an Event of Default exists, the use of the Condemnation Proceeds shall be governed by Article III below. If, however, an event exists which with notice, the passage of time, or both, could become an Event of Default, the remaining balance in the Escrow Fund shall be held by the escrow agent pending cure of the event prior to the expiration of any applicable cure or grace period.

     (C) Any Insurance Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent and other costs described in Section 1.05(A) shall be paid first, to Mortgagor to the extent of any funds of Mortgagor's contributed to the restoration pursuant to Section 105)(A) (so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default); thereafter any remaining Insurance Proceeds shall be returned to Mortgagor (i) if in Mortgagee's sole discretion (reasonably exercised) the restoration of the Property has been completed in a satisfactory manner and with satisfactory results and (ii) so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default. If the conditions of Section 1.05(C)(i) are not satisfied, then any remaining Insurance Proceeds shall be applied to the partial payment or prepayment of the Note without payment of any Prepayment Premium; provided, however, that any such partial prepayment shall not entitle Mortgagor to prepay the portion of the Note remaining unpaid after application of the Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein. If an Event of Default exists, the use of the Insurance Proceeds shall be governed by Article III below. If, however, an event exists which with notice, the passage of time, or both, could become an Event of Default, the remaining balance in the Escrow Fund shall be held by the escrow agent pending cure of the event prior to the expiration of any applicable cure or grace period.

     1.06.  TAXES, LIENS AND OTHER ITEMS.

     (A) Mortgagor shall pay or cause to be paid any and all taxes, bonds, assessments, fees, liens, charges, fines, impositions and any accrued interest or penalty thereon, and any and all other items which are attributable to or affect the Property (collectively, "Impositions") by making payment prior to delinquency directly to the payee thereof and promptly furnish copies of paid receipts for these to Mortgagee. Mortgagor shall promptly discharge or bond any lien or encumbrance on the Property whether or not said lien or encumbrance has or may attain priority over this Mortgage. This Mortgage shall be the sole encumbrance on the Property and, if with the consent of Mortgagee it is not the sole encumbrance, then it shall be prior to any and all other liens or encumbrances on the Property. Mortgagor may in good faith and with due diligence protest the payment of any Imposition which it believes unwarranted or excessive and may defer payment of such Imposition pending conclusion of such contest if legally permitted to do so, provided that the priority of this Mortgage and Mortgagee's security is not materially and adversely affected and that Mortgagor shall have furnished Mortgagee or the taxing authority such security as may be required.

     (B) As further security for the payment of the Note and the payment of real estate taxes, regular or special assessments and insurance premiums, Mortgagor shall be required to deposit one-twelfth (1/12) of the annual amounts of such items as estimated by Mortgagee, with each monthly payment on the Note, so that Mortgagee will hold a sufficient amount to pay all such charges not less than thirty (30) days prior to the date on which such items become due and payable. Mortgagee shall be furnished evidence to allow it to estimate such amounts, including paid receipts or annual insurance premium statements, assessment notices and tax receipts. All funds so deposited shall, until applied to the payment of the aforesaid items, as hereinafter provided, be held by Mortgagee without interest (except to the extent required under applicable law) and may be commingled with other funds of Mortgagee. All funds so deposited shall be applied to the payment of the aforesaid items only upon the satisfaction of the following conditions: (1) no Event of Default or event, which with notice or the passage of time or both could become an Event of Default, shall have occurred; (2) Mortgagee shall have sufficient funds to pay the full amounts of such items (which funds may include amounts paid solely for such purpose by Mortgagor in addition to the escrowed funds); and (3) Mortgagor shall have furnished Mortgagee with prior written notification that such items are due and with the bills and invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before policies of insurance lapse, as the case may be, and shall have deposited any additional funds as Mortgagee may determine as necessary to pay such items.

     (C) Mortgagee expressly disclaims any obligation to pay the aforesaid items unless and until Mortgagor complies with all of the provisions set forth in subsections 1.06(A) and (B). Mortgagor hereby pledges and grants a security interest in any and all monies now or hereafter deposited pursuant to subsection 1.06(B) as additional security for the Note and Related Agreements. If any Event of Default shall have occurred, or if the Note shall be accelerated as herein provided, all funds so deposited may, at Mortgagee's option, be applied as determined solely by Mortgagee or to cure said Event of Default or as provided in this Section 1.06. In no event shall Mortgagor claim any credit against the principal and interest due hereunder for any payment or deposit for any of the aforesaid items.

     1.07.  ASSIGNMENT OF LEASES, CONTRACTS, RENTS AND PROFITS.

     (A) Mortgagor hereby absolutely, presently and unconditionally grants, assigns, transfers, conveys and sets over to Mortgagee, subject to all of the terms, covenants and conditions set forth herein, all of Mortgagor's right, title and interest in and to the following whether arising under the Leases (as defined herein), by statute, at law, in equity, or in any other way:

            (1) All of the leases of the Property which are in effect on the date hereof and all leases entered into or in effect from time to time after the date hereof, including, without limitation, all amendments, extensions, replacements, modifications and renewals thereof and all subleases, concession agreements, any ground leases or ground subleases and all other agreements affecting the same (the "Leases") and all guaranties thereunder;

            (2) All of the rents, income, profits, revenue, security deposits, judgments, Condemnation Proceeds, Insurance Proceeds, unearned insurance premiums, all termination and/or cancellation payments received by Mortgagor in connection with any Lease, proceeds from the surrender, sale or other disposition of any Lease, any other fees or sums payable to Mortgagor or any other person as landlord and any award or payment in connection with any enforcement action of any Lease, including, without limitation, any award to Mortgagor made hereafter in any court involving any of the tenants under the Leases in any bankruptcy, insolvency, or reorganization proceeding in any state or federal court, and Mortgagor's right to appear in any action and/or to collect any such award or payment, and all payments by any tenant in lieu of rent (collectively, "Rents and Profits"); and

            (3) All contracts, agreements, management, operating and maintenance agreements, warranties, licenses, permits, guaranties and sales contracts relating to the Property and the Collateral entered into by, or inuring to the benefit of, Mortgagor (the "Contracts").

     (B) Notwithstanding the provisions of subsection 1.07(A), so long as no Event of Default has occurred and is continuing hereunder, and, subject to subsection 1.07(F) and Article III, Mortgagor shall have a license to manage the Property; to collect, receive and use all Rents and Profits in accordance with the terms of the Leases; to let the Property subject to the terms hereof and to take all actions which a reasonable and prudent landlord would take in enforcing the provisions of the Leases and Contracts; provided, however, that all amounts so collected shall be applied toward operating expenses, real estate taxes and insurance relating to the Property, capital repair items necessary to the operation of the Property on a current basis, and the payment of sums due and owing under the Note and this Mortgage prior to any other expenditure or distribution by Mortgagor. From and after the occurrence of an Event of Default (whether or not Mortgagee shall have exercised Mortgagee's option to declare the Note immediately due and payable), such license shall be automatically revoked without any action required by Mortgagee. Any amounts received by Mortgagor or its agents in the performance of any acts prohibited by the terms of this Mortgage, including but not limited to any amounts received in connection with any cancellation, modification or amendment of any of the Leases prohibited by the terms of this Mortgage and any amounts received by Mortgagor as rents, income, issues or profits from the Property from and after the occurrence of an Event of Default under this Mortgage, the Note, or any of the other Related Agreements, shall be held by Mortgagor as trustee for Mortgagee and all such amounts shall be accounted for to Mortgagee and shall not be commingled with other funds of the Mortgagor. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Mortgagee as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith.

     (C) Upon the occurrence of an Event of Default, Mortgagee shall have the right but not the obligation to perform as landlord under the Leases and as a party under the Contracts. The assignment of Rents and Profits set forth herein constitutes an irrevocable direction and authorization to all tenants under the Leases to pay all Rents and Profits to Mortgagee upon demand and without further consent or other action by Mortgagor. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney, at the option of Mortgagee at any time after the occurrence of an Event of Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Mortgagor or in the name of Mortgagee, for all such Rents and Profits and apply the same to the indebtedness secured by this Mortgage.

     (D) Neither the foregoing assignment of Rents and Profits, Leases and Contracts to Mortgagee nor the exercise by Mortgagee of any of its rights or remedies under Article III shall be deemed to make Mortgagee a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, unless Mortgagee, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Property by any court at the request of Mortgagee or by agreement with Mortgagor, or the entering into possession of the Property by such receiver, be deemed to make Mortgagee a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, Collateral or any of the Rents and Profits.

     (E) In the event Mortgagee collects and receives any Rents and Profits under this Section 1.07 pursuant to any Monetary or Performance Default as defined in Section 2.01 hereof, such collection or receipt shall in no way constitute a curing of the Monetary or Performance Default.

     (F)    Mortgagor shall not, without the prior written consent of Mortgagee,
(1) enter into any lease, extend or renew any Lease (other than extensions or renewals in accordance with the terms of a lease approved by Mortgagee), or consent to or permit the assignment or subletting of any Leases (other than assignments or subleases in accordance with the terms of a lease approved by Mortgagee), or amend or terminate any Lease; (2) alter, modify, change or terminate the terms of any guaranties of any Leases; (3) create or permit any lien or encumbrance which, upon foreclosure, would be superior to any such Leases or in any other manner impair Mortgagee's rights and interest with respect to the Rents and Profits; (4) pledge, transfer, mortgage or otherwise encumber or assign the Leases, the Contracts or the Rents and Profits; or (5) collect rents more than 30 days prior to their due date. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing hereunder, Mortgagor may enter into Leases, extend or renew Leases, and permit the assignment or sublease of Leases which demise 10,000 rentable square feet or less for a term of five years or less ("Non-material Leases"), provided they are on rental rates, including rental concessions, at least equal to that charged for comparable properties within the Property's submarket area, have been negotiated at arm's length, and do not contain material modifications to the form of lease previously approved by Mortgagee. Mortgagor may also amend Non-material Leases without Mortgagee's prior written consent if, in Mortgagor's prudent business judgment, such amendments are necessary and do not impair the value of the Property. Mortgagee will not unreasonably withhold or delay its consent to any item submitted to it for approval pursuant to subsections 1.07(F)(1) or (2) above. Any lease submitted for Mortgagee's consent shall, at Mortgagee's option, be accompanied by a Subordination, Nondisturbance and Attornment Agreement in Mortgagee's then current form or another form reasonably acceptable to Mortgagee.

     (G) Mortgagor shall promptly give notice to Mortgagee of any default under any of the Leases meeting the criteria of a lease for which Mortgagee's consent would have been required pursuant to Section 1.07(F) regardless of whether such Leases were executed before or after the date of this Mortgage, together with a complete copy of any notices delivered to or by the tenant as a result of such default. Mortgagee shall have the right, but not the obligation, to cure any default of Mortgagor under any of the Leases and all amounts disbursed in connection with said cure shall be deemed to be indebtedness secured hereby.

     (H) Mortgagee shall have the right to approve any lease forms used by Mortgagor for lease of space in the Property.

     (I)    Mortgagor hereby represents, warrants and agrees that:

     (1) Mortgagor has the right, power and capacity to make this assignment and that no person, firm or corporation or other entity other than Mortgagor has or will have any right, title or interest in or to the Leases or the Rents and Profits.

     (2) Mortgagor shall, at its sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases. Mortgagor shall enforce the performance of each obligation of the tenants under the Leases and will appear in and prosecute or defend any action connected with the Leases or the obligations of the tenants thereunder.

     (J) Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this assignment. Mortgagor shall and does hereby agree to indemnify Mortgagee for and to defend and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may or might incur under the Leases or under or by reason of this assignment, and from any and all claims whatsoever which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on Mortgagee's part to perform or discharge any of the terms, covenants or agreements contained in the Leases; provided, however, that the foregoing indemnity shall not apply to the extent any of the foregoing arises wholly or in substantial part from the gross negligence or willful misconduct of Mortgagee. Should Mortgagee incur any liability, loss or damage under the Leases or under or by reason of this assignment, or in the defense of any of such claims or demands, the amount thereof, including costs, expenses and attorneys' and paralegals' fees at all trial and appellate levels and whether suit be brought or not, shall be secured by this Mortgage; and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, and upon failure of Mortgagor to do so, Mortgagee may declare all sums so secured to be immediately due and payable.

     (K) Mortgagee may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights hereunder.

     (L) Nothing herein contained and no act done or omitted by Mortgagee pursuant to the powers and rights granted it herein shall be deemed to be a waiver by Mortgagee of its other rights and remedies under the Note, this Mortgage and the Related Agreements, and this assignment is made and accepted without prejudice to any of the other rights and remedies possessed by Mortgagee under the terms thereof. The right of Mortgagee to collect said indebtedness and to enforce any other security therefor held by it may be exercised by Mortgagee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. It is the intent of both Mortgagor and Mortgagee that this assignment be supplementary to, and not in substitution or derogation of, any other provision contained in this Mortgage giving Mortgagee any interest in or rights with respect to the Leases or Rents and Profits.

     (M) Neither this assignment nor pursuit of any remedy hereunder by Mortgagee shall cause or constitute a merger of the interests of the tenant and Mortgagor under any of the Leases such that any of the Leases hereby assigned are no longer valid and binding legal obligations of the parties executing the same.

     (N) Mortgagor agrees, from time to time, to execute and deliver, upon demand, all assignments and any and all other writings as Mortgagee may reasonably deem necessary or desirable to carry out the purpose and intent hereof, or to enable Mortgagee to enforce any right or rights hereunder.

     1.08. DUE ON SALE OR ENCUMBRANCE. Neither Mortgagor nor its sole member, shall, without the prior written consent of Mortgagee: (i) create, effect, consent to, suffer to exist, assume, incur, permit (voluntarily or involuntarily, by operation of law or otherwise) any direct or indirect conveyance, sale, assignment, transfer, grant, lien, pledge, mortgage, security interest or other encumbrance or disposition (each of the foregoing defined as "Transfer") of the Property or an interest therein; (ii) be divested of its title to the Property or any interest therein; (iii) enter into a contract to sell or grant any option to purchase that results in a transfer of possession or equitable title to the Property or any portion thereof prior to the payment of the Note in accordance with its terms; (iv) enter into any lease giving the tenant any option to purchase the Property or any portion thereof; (v) permit or suffer any Transfer of any direct or indirect ownership interest in the Mortgagor or any indemnitor or guarantor under this Mortgage or any Related Agreement; (vi) permit or suffer any Transfer of any ownership interest in any direct or indirect owner of a legal or beneficial interest in the Mortgagor (including, without limitation its partners, members, trustees, beneficiaries or shareholders); (vii) permit or suffer the merger, dissolution, liquidation, or consolidation of the Mortgagor or any of the direct or indirect owners of Mortgagor or the conversion of one type of legal entity into another type of legal entity. Except as expressly consented to in writing by Mortgagee, Mortgagor shall not incur any additional indebtedness (secured or unsecured, direct or contingent) other than unsecured debt or trade payables incurred in the ordinary course of business in connection with the operation of the Property. Upon the occurrence of any of the prohibited actions specified herein, then Mortgagee shall have the right, at its option, to declare the indebtedness secured by this Mortgage immediately due and payable, irrespective of the maturity date specified in the Note.

     1.09. PRESERVATION AND MAINTENANCE OF PROPERTY. Mortgagor shall hire competent and responsible property managers who shall be reasonably acceptable to Mortgagee. Mortgagor, at its sole cost and expense, shall keep the Property and every part thereof in good condition and repair, in accordance with sound and prudent property management practices, and shall promptly and faithfully comply with and obey all laws, ordinances, rules, regulations, requirements and orders of every duly constituted governmental authority or agent having jurisdiction with respect to the Property. All repairs, replacements and renewals shall be at least equal in quality to the original Improvements. Mortgagor shall not permit or commit any waste, impairment, or deterioration of the Property, nor commit, suffer or permit any act upon or use of the Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted, or in violation of any covenants, conditions or restrictions affecting the Property or bring or keep any article in the Property or cause or permit any condition to exist thereon which would be prohibited by or invalidate the insurance coverage required to be maintained hereunder. Mortgagor shall promptly bond or discharge any mechanics' liens against the Property.

     1.10 USE OF PROPERTY. Except as may have been previously agreed in writing by Mortgagee, Mortgagor shall continue to operate the Property for the purposes for which it was used on the date hereof and for no other purpose. Mortgagor shall not make or suffer any improper or offensive use of the Property or any part thereof and will not use or permit to be used any part of the Property for any dangerous, noxious, offensive or unlawful trade or business or for any purpose which will reduce the value of the Property in any respect or will cause the Property or any part thereof or interest therein to be subject to forfeiture. Mortgagor at its expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments relating or evidencing the same, in each case, to the extent compliance therewith is required of Mortgagor under the terms thereof. Mortgagor will not take any action which results in a forfeiture or termination of the rights afforded to Mortgagor under any such instruments and will not, without the prior written consent of Mortgagee, amend in any material respect any of such instruments. Mortgagor shall at all times comply with all laws affecting the Property and comply with any instruments of record at the time in force affecting the Property or any part thereof and shall procure, maintain and comply with all permits, licenses, and other authorizations required for any use of the Property or any part thereof then being made, and for the proper erection, installation, operation and maintenance of the Improvements or any part thereof. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. In furtherance of the foregoing sentence, Mortgagor will not, by act or omission: (i) impair the integrity of the Property as a single zoning lot separate and apart from all other premises; or (ii) permit or suffer to permit the Property to be used by the public or any party in such manner as might make possible a claim of adverse usage or possession or any implied dedication or easement. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned, if such discontinuance or abandonment would prevent the same or similar nonconforming use in the future, without the express written consent of Mortgagee (except that a nonconforming use that results from a tenant's use may be discontinued without Mortgagee's consent if such tenant's lease terminates or expires by its terms).

     Mortgagor shall not conduct or permit or allow to be conducted on the Property any dry cleaning plant or facility or similar operation, provided that Mortgagor may conduct or permit or allow to be conducted on the Property a dry cleaning drop-off establishment, so long as no dry cleaning is performed therein.

     1.11 ALTERATIONS AND ADDITIONS. Mortgagor shall not cause, suffer or permit:

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     (A)    Any material alterations of the Property except (1) as required by any law, statute, ordinance, order, rule, regulation, decree or other requirement of the United States, the applicable state or county in which the Property is located or any political subdivision of any of the foregoing, or any agency, department, commission, board, court, bureau or instrumentality of any of them ("Governmental Authority") or by any condition of any approval, consent, registration, franchise, permit, license, variance, certificate of occupancy or other authorization with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Property and the actual and contemplated uses thereof, or (2) as permitted or required to be made by the terms of any Leases approved by Mortgagee (with respect to work in any space demised thereunder);

     (B)    Any demolition or removal of any portion of the Property;

     (C)    Any change which would increase the risk of fire or other hazard;

     (D)    Any zoning, reclassification with respect to the Property; or

     (E)    Any unlawful use of, or nuisance to exist upon, the Property.

     As used herein, the term "material alteration" shall mean any alteration, improvement or replacement (i) the cost of which (including any related alteration, improvement or replacement) shall exceed two percent of the principal amount of the indebtedness secured by this Mortgage (excluding tenant improvement work pursuant to Leases), or (ii) which materially and adversely affects the mechanical, electrical, heating, ventilating, air-conditioning or other building or operating systems of any of the Improvements, or materially and adversely affects the cost of operation or maintenance of any such building or operating systems, affects the structure or structural soundness of any of the improvements of the Property, or the exterior or appearance of the Property, or otherwise has a material adverse effect on the Property including the use and/or value thereof.

     1.12. OFFSET CERTIFICATES. Mortgagor, within five days upon request in person or within ten days upon request by mail, shall furnish a written statement duly acknowledged and notarized, of all amounts due on any indebtedness secured hereby or secured by any of the Related Agreements, whether for principal or interest on the Note or otherwise, and stating whether any offsets or defenses exist against the indebtedness secured hereby and covering such other matters with respect to any such indebtedness as Mortgagee may reasonably require.

     1.13. MORTGAGEE'S COSTS AND EXPENSES. Mortgagor shall pay all costs, fees and expenses of Mortgagee, its agents and counsel, in connection with the performance of Mortgagee's obligations, duties, rights, options and permitted actions hereunder. Mortgagor will pay or reimburse Mortgagee upon demand for all reasonable attorney's and paralegals' fees, costs and expenses, including those in connection with appellate proceedings, incurred by Mortgagee in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Mortgagee is a plaintiff or defendant, affecting the indebtedness secured hereby or the Property or Collateral, this Mortgage or the interest created herein, any condemnation action involving the Property or any action to protect the security hereof; and any such amounts paid by Mortgagee shall be secured by this Mortgage. If Mortgagor shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Property; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; in the performance of any covenant, term or condition of any leases affecting all or any part of the Property; or in the performance or observance of any covenant, condition or term of this Mortgage; then Mortgagee, at its option, may perform or observe the same, and all payments made or costs incurred by Mortgagee in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Rate as described in the Note. Mortgagee shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim, premium and obligation, of the necessity for any such actions and of the amount necessary to be paid in satisfaction thereof. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Mortgagor or any other person in possession holding under Mortgagor. All rights of Mortgagee as set forth herein are rights to be exercised at the sole option and discretion of Mortgagee and Mortgagee shall have no duty to Mortgagor or any other person or entity to perform any acts authorized by this Section or to incur any expense, make any appearance or take any other action. As used herein, the term "reasonable attorney's fees" shall include support staff costs, and the term "costs and expenses" shall include, without limitation, the amounts expended in litigation preparation and computerized research, telephone and telefax expenses, mileage, depositions, postage, photocopies, process service, videotapes and the like.

     1.14.  PROTECTION OF SECURITY; COSTS AND EXPENSES.

     (A) In addition to any other rights or remedies of Mortgagee hereunder, under any of the Related Agreements, or in law or in equity, upon the occurrence and during the continuance of an Event of Default (or prior thereto after notice to Mortgagor, when possible, if Mortgagor is not paying or performing the act itself and Mortgagee determines in its sole good faith judgment that the same is appropriate to preserve the Property or the lien of this Mortgage or any other collateral securing the indebtedness evidenced by the Note, either before or after acceleration of the indebtedness) Mortgagee may, but shall not be required to, make any payment or perform any act required to be performed by Mortgagor hereunder or under any of the Related Agreements in any form and manner deemed expedient to Mortgagee, including, without limitation, if applicable: (1) paying any Impositions which remain unpaid; (2) procuring the release, discharge, compromise or settlement of any lien filed or otherwise asserted against the Property which has not been discharged by Mortgagor in accordance with the provisions of this Mortgage or any of the Related Agreements, and (3) obtaining insurance policies where insurance coverage was required to be obtained hereunder and the required evidence that Mortgagor had obtained the same has not been delivered to Mortgagee as required hereunder. Nothing herein shall be construed to require Mortgagee to advance or expend monies for any purpose mentioned herein, or for any other purpose.

     (B) Mortgagor and its property manager, if applicable, shall appear in and defend any action or proceeding purporting to affect the security of this Mortgage or any additional or other security for the obligations secured hereby, or the rights or powers of the Mortgagee, and shall pay all costs and expenses actually incurred, including, without limitation, cost of evidence of title and actual attorneys' and paralegals' fees, in any such action or proceeding in which Mortgagee may appear, and in any suit brought by Mortgagee to foreclose this Mortgage or to enforce or establish any other rights or remedies of Mortgagee hereunder or under any other security for the obligations secured hereby. If Mortgagor fails to perform any of the covenants or agreements contained in this Mortgage, or if any action or proceeding is commenced which affects Mortgagee's interest in the Property or any part thereof, including, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Mortgagee may, but without obligation to do so and without notice to or demand upon Mortgagor, perform such covenant or agreement and compromise any encumbrance, charge or lien which in the judgment of Mortgagee appears to be prior or superior hereto. Mortgagor shall further pay all expenses of Mortgagee actually incurred (including reasonable and actual fees and disbursements of counsel) incident to the protection or enforcement of the rights of Mortgagee hereunder, and enforcement or collection of payment of the Note or any Future Advance whether by judicial or nonjudicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Mortgagor, or otherwise.

     (C) Mortgagor shall pay to Mortgagee, immediately upon written notice from Mortgagee: (i) all recordation, transfer, stamp, documentary or other fees or taxes levied on Mortgagee (exclusive of Mortgagee's income taxes) by reason of the making or recording of the Note, this Mortgage or any Related Agreement, and (ii) all intangible property taxes levied upon any holder of the Note or Mortgagee under this Mortgage or secured party under the Related Agreements.

     Any amounts disbursed by Mortgagee pursuant to this Section or Section 1.13, including, without limitation, reasonable attorneys' and paralegals' fees, whether or not the indebtedness as a result thereof shall exceed the face amount of the Note, shall be additional indebtedness of Mortgagor secured by this Mortgage and each of the Related Agreements as of the date of disbursement shall become immediately due and payable on demand and shall bear interest at the Default Rate set forth in the Note, from demand until paid. All such amounts shall be payable by Mortgagor immediately upon demand. Nothing contained in this section shall be construed to require Mortgagee to incur any expense, make any appearance, or take any other action.

     1.15   MORTGAGOR'S COVENANTS RESPECTING COLLATERAL.

     (A) This instrument also creates a security interest in the Collateral, the Contracts and in any sums held by Mortgagee, its servicing agent or any escrow agent appointed under the terms of this Mortgage, which security interest Mortgagor hereby grants in favor of Mortgagee under the Indiana Uniform Commercial Code, and Mortgagee shall also have all the rights and remedies of a secured party under the Indiana Uniform Commercial Code, and without limitation upon or in derogation of the rights and remedies created and accorded to Mortgagee by this Mortgage pursuant to the common law or any other laws of the State of Indiana or any other jurisdiction, it being understood that the rights and remedies of Mortgagee under the Indiana Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Mortgagee arising under the Mortgage, the Note, the Related Agreements, the common law or any other laws of the State of Indiana or any other jurisdiction. The security interest granted by this Mortgage is for the purpose of securing all obligations of Mortgagor as set forth in this Mortgage, the Note and the Related Agreements. Mortgagor acknowledges that this Mortgage shall constitute a Security Agreement as that term is used under the laws of the State of Indiana in favor of Mortgagee. To the extent a security interest cannot be granted or perfected under the applicable Uniform Commercial Code provisions in any personal property in which Mortgagor has any right, title or interest, Mortgagor hereby pledges to Mortgagee all of its right, title and interest in all such personal property including, but not limited to, deposit accounts, escrowed funds, cash and cash receipts, as the same shall relate to the Property or the Collateral or the conduct of business on the Property, now existing, hereafter acquired, wherever located and however held. Any person holding property in which Mortgagor has any interest shall be deemed to be holding such property in trust for Mortgagee.

     (B) Mortgagor shall execute and deliver financing and continuation statements covering the Collateral from time to time and in such form as Mortgagee may require to perfect and continue the perfection of Mortgagee's security interest with respect to such property, and Mortgagor shall pay all reasonable costs and expenses of any record searches for financing statements Mortgagee may require. Mortgagor hereby authorizes and empowers Mortgagee to file (and hereby irrevocably appoints Mortgagee its agent and attorney-in-fact, which shall be coupled with an interest, to execute and file, on Mortgagor's behalf) at any time and from time to time any initial financing statements, amendments thereto and continuation statements with or without signature of Mortgagor as authorized by applicable law, as applicable to the Collateral. For purposes of such filings, Mortgagor agrees to furnish any information requested by Mortgagee promptly upon request by Mortgagee describing the Collateral. Mortgagor hereby ratifies and approves all filings of financing statements, amendments and continuations applicable to the Collateral made or filed by Mortgagee prior to the date of this Mortgage.

     (C) Without the prior written consent of Mortgagee, Mortgagor shall not create or suffer to be created any other security interest in or lien or encumbrance on the Collateral, including replacements and additions thereto.

     (D) Without the prior written consent of Mortgagee or except in the ordinary course of business, Mortgagor shall not sell, transfer or encumber any of the Collateral, or remove any of the Collateral from the Property unless Mortgagor shall promptly substitute and replace the property removed with similar property of at least equivalent value on which Mortgagee shall have a continuing security interest ranking at least equal in priority to Mortgagee's security interest in the property removed.

     (E) Mortgagor shall (1) upon reasonable notice (unless an emergency or Event of Default exists) permit Mortgagee and its representatives to enter upon the Property to inspect the Collateral and Mortgagor's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under procedures acceptable to Mortgagee, directly with Mortgagor's debtors or otherwise at Mortgagor's expense; (2) promptly notify Mortgagee of any attachment or other legal process levied against any of the Collateral and any information received by Mortgagor relative to the Collateral, Mortgagor's debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Mortgagee in respect thereto; (3) reimburse Mortgagee upon demand for any and all costs actually incurred, including, without limitation, reasonable and actual attorneys', paralegals' and accountants' fees, and other expenses incurred in collecting any sums payable by Mortgagor under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (4) notify Mortgagee of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location, including, without limitation, each office of Mortgagor at which records relating to the Collateral are kept; (5) provide, maintain and deliver to Mortgagee originals or certified copies of the policies of insurance and certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, form and by such companies as Mortgagee may require and with loss payable to Mortgagee, and in the event Mortgagee takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Mortgagee become the sole property of Mortgagee; and (6) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof.

     (F) Until Mortgagee exercises its right to collect proceeds of the Collateral pursuant hereto, Mortgagor will collect with diligence any and all proceeds of the Collateral. If an Event of Default exists, any proceeds received by Mortgagor shall be held in trust for Mortgagee, and Mortgagor shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Mortgagee and shall deliver to Mortgagee such collections at such time as Mortgagee may request in the identical form received, properly endorsed or assigned when required to enable Mortgagee to complete collection thereof.

     (G) Mortgagee shall have all of the rights and remedies granted to a secured party under the Uniform Commercial Code of the state in which the Collateral is located, as well as all other rights and remedies available at law or in equity. During the continuance of any Event of Default hereunder or under the Note, Mortgagee shall have the right to take possession of all or any part of the Collateral, to receive directly or through its agent(s) collections of proceeds of the Collateral (including notification of the persons obligated to make payments to Mortgagor in respect of the Collateral), to release persons liable on the Collateral and compromise disputes in connection therewith, to exercise all rights, powers and remedies which Mortgagor would have, but for the security agreement contained herein, to all of the Collateral and proceeds thereof, and to do all other acts and things and execute all documents in the name of Mortgagor or otherwise, deemed by Mortgagee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder; and

     (H) After any Event of Default hereunder or under the Note, Mortgagor shall, at the request of Mortgagee, assemble and deliver the Collateral and books and records pertaining to the Property at a place designated by Mortgagee, and Mortgagee may, with reasonable notice to Mortgagor (unless an emergency exists), enter onto the Property and take possession of the Collateral. It is agreed that public or private sales, for cash or on credit to a wholesaler or retailer or investor, or user of collateral of the types subject to the security agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. The proceeds of any sale of the Collateral shall be applied first to the expenses of

Mortgagee actually incurred in retaking, holding, preparing for sale, or selling the Collateral or similar matters, including reasonable and actual attorneys' and paralegals' fees, and then, as Mortgagee shall solely determine.

     (I) Upon the request of Mortgagee, Mortgagor will cooperate with Mortgagee in obtaining control with respect to those items of Collateral consisting of deposit accounts, investment property, letter-of-credit rights or any other Collateral as to which "control" is required under the applicable Uniform Commercial Code for perfection of a security interest.

     1.16   COVENANTS REGARDING FINANCIAL STATEMENTS.

     (A) Mortgagor shall keep true books of record and account in which full, true and correct entries in accordance with sound accounting practice and principles applied on a consistent basis from year to year shall be made of all dealings or transactions with respect to the Property.

     (B)    (1) Mortgagor shall deliver to Mortgagee:

     (A) Within one hundred twenty (120) days after the last day of each fiscal year of Mortgagor and Mortgagor's sole member during the term of the Note, unaudited financial reports prepared on a cash basis, including income statements and cash flow statements covering the operation of the Property and unaudited annual financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the financial condition of Mortgagor and Mortgagor's sole member for the previous fiscal year, all certified to Mortgagee to be complete, correct and accurate by the individual, managing general partner, manager or chief financial officer of the party whom the report concerns; and

     (B) If available, within thirty (30) days after receipt by Mortgagor, original annual audit reports of an independent certified public accountant prepared in accordance with generally accepted accounting principles containing an unqualified opinion, including balance sheets, income statements and cash flow statements covering the operation of the Property and the financial condition of Mortgagor and Mortgagor's sole member for the previous fiscal year.

     (2) At the request of Mortgagee from time to time (but no more often than once in each fiscal quarter of Mortgagor during the term of the Note), Mortgagor shall also deliver to Mortgagee unaudited financial reports prepared on a cash basis, including income statements and cash flow statements covering the operation of the Property and unaudited financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the financial condition of Mortgagor and Mortgagor's sole member for the previous fiscal quarter, a portfolio analysis report covering the operation of all properties of which Mortgagor or Mortgagor's sole member is the owner (direct or indirect) or a general partner of the owner (direct or indirect), setting out a cash flow statement (including debt service payments) for each such property, and a current rent roll of the Property, all certified to Mortgagee to be complete, correct and accurate by the individual, managing general partner, manager or chief financial officer of the party whom the report concerns.

     (3) All reports covering the financial condition of Mortgagor or Mortgagor's sole member shall include, without limitation, balance sheets and statements of income and of partner's equity, if applicable, setting forth in each case in comparative form the figures for the previous fiscal quarter or year, as the case may be. All interim quarterly reports shall also include a breakdown of all categories of revenues and expenses, and any supporting schedules and data requested by Mortgagee. Each set of annual or quarterly financial reports or quarterly rent rolls delivered to Mortgagee pursuant to this Section shall also be accompanied by a certificate of the chief financial officer, the managing general partner or the manager of the party whom the report concerns, stating whether any condition or event exists or has existed during the period covered by the annual or quarterly reports which then constituted or now constitutes an Event of Default under the Note or this Mortgage, or which if continued or not cured would, after passage of time, constitute an Event of Default, and if any such condition or event then existed or now exists, specifying its nature and period of existence and what Mortgagor did or proposes to do with respect to such condition or event.

     (C) In the event such statements are not in a form reasonably acceptable to Mortgagee or Mortgagor fails to furnish such statements and reports, then Mortgagee shall have the immediate and absolute right to audit the respective books and records of the Property and Mortgagor or Mortgagor's sole member, as applicable, at the expense of Mortgagor.

     (D) Notwithstanding the foregoing, Mortgagor shall not be required to deliver financial reports covering the financial condition of Mortgagor if and so long as (1) the Property is Mortgagor's only asset, and (2) Mortgagor delivers the unaudited financial reports covering the operation of the Property when and as described above.

     1.17.  ENVIRONMENTAL COVENANTS.

     Mortgagor covenants:

     (A) That no Hazardous Materials (as defined below) are currently on or in the Property (except as expressly described in the Phase I Environmental Site Assessment of the Property prepared by ATC Associates, Inc., dated November 18,
2003) or shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, in, on or under the Property other than Hazardous Materials in quantities and of types reasonably and customarily associated with general office use which have been and are stored, used and disposed of in compliance with Hazardous Material Laws (as defined below) and the presence of which do not require compliance with any reporting requirements under any Hazardous Material Laws;

     (B) That no activity shall be undertaken on the Property which would cause:

            (1) the Property to become a hazardous waste treatment, storage or disposal facility under any Hazardous Material Law,

            (2) a release or threatened release of Hazardous Material from the Property in violation of any Hazardous Material Law, or

            (3) the discharge of Hazardous Material into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Material which would require a permit under any Hazardous Material Law and for which no such permit has been issued;

     (C) That no activity shall be undertaken or permitted to be undertaken, by the Mortgagor on the Property which would result in a violation under any Hazardous Material Law; and

     (D) To obtain and deliver to Mortgagee, within a reasonable time following completion of actions required by an appropriate governmental agency, certifications of engineers or other professionals reasonably acceptable to Mortgagee, in form and substance satisfactory to Mortgagee, certifying that all necessary and required actions to clean up, remove, contain, prevent and eliminate all releases or threats of release of Hazardous Materials on or about the Property to the levels required by the appropriate governmental agencies have been taken and, to the knowledge of such professional, the Property is then in compliance with applicable Hazardous Material Laws as then in effect and applicable to such actions. For purposes of this Mortgage, "Hazardous Materials" means and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, any explosives, radioactive materials, chemicals known or suspected to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions, infectious wastes, any petroleum or petroleum-derived waste or product or related materials and any items defined as hazardous, special or toxic materials, substances or waste under any Hazardous Material Law, or any material which shall be removed from the Property pursuant to any administrative order or enforcement proceeding or in order to place the Property in a condition that is suitable for ordinary use. "Hazardous Material Laws" means all federal, state and local laws (whether under common law, statute or otherwise), ordinances, rules, regulations and guidance documents now in force, as amended from time to time, in any way relating to or regulating human health or safety, industrial hygiene or environmental conditions, protection of the environment, pollution or contamination of the air, soil, surface water or groundwater, and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C.
Section 1321 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.

     1.18. FURTHER ASSURANCES. Mortgagor, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Mortgagee such documents and further assurance as Mortgagee may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Mortgage or the security to be afforded by the Related Agreements, or both. Without limiting the foregoing and notwithstanding anything in this Mortgage or the Related Agreements to the contrary, Mortgagor will defend, indemnify and hold Mortgagee harmless with respect to any suit or proceeding in which the validity, enforceability or priority of any such lien or security interest, or both, is endangered or contested, directly or indirectly. If Mortgagor fails to undertake the defense of any such claim in a timely manner, or, in Mortgagee's sole determination, fails to prosecute such defense with due diligence, then

Mortgagee is authorized to take, at the sole expense of Mortgagor, all necessary and proper action in defense of any such claim, including, without limitation, the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' and paralegals' fees. All costs, expenses and losses, if any, so incurred by Mortgagee, including all attorneys' and paralegals' fees regardless of whether suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Mortgagee as provided in
Section 1.14 hereinabove.

     1.19. MORTGAGOR'S CONTINUED EXISTENCE. Mortgagor shall at all times during the term of the Loan maintain its legal existence and qualification to do or transact business in the state in which the Property or any of the Collateral is located. Mortgagor's exact legal name, state of organization and chief executive office are as set forth respectively in the initial paragraph of this Mortgage. So long as any of the indebtedness secured hereby remains outstanding, Mortgagor will provide Mortgagee with thirty (30) days prior written notice of any change in Mortgagor's name, organizational identification number, state of organization or, if any individual, principal residence.

                                   ARTICLE II

                                EVENTS OF DEFAULT

     Each of the following shall constitute an event of default ("Event of Default") hereunder:

     2.01.  MONETARY AND PERFORMANCE DEFAULTS.

     (A) Failure to make any payment due under any one or more of the Note or any note evidencing a Future Advance, other than the final payment and Prepayment Premium, or to make any payment due under this Mortgage to Mortgagee or any other party, including without limitation, payment of escrow deposits, real estate taxes, insurance premiums and ground rents, if any, on or before the fourth (4th) day after such payment is due; or

     (B) Failure to make the final payment or the Prepayment Premium due under any one or more of the Note or any note evidencing a Future Advance when such payment is due whether at maturity, by reason of acceleration, as part of a prepayment or otherwise (the defaults in (A) and (B) hereinafter "Monetary Default"); or

     (C) Breach or default in the performance of any of the covenants or agreements of Mortgagor contained herein or in any Related Agreement ("Performance Default"), if such Performance Default shall continue for thirty
(30) days or more after written notice to Mortgagor from Mortgagee specifying the nature of the Performance Default; provided, however, that if such Performance Default is of a nature that it cannot be cured within the thirty
(30) day period, then Mortgagor shall not be in default if it commences good faith efforts to cure the Performance Default within the thirty (30) day period, demonstrates continuous diligent efforts to cure the Performance Default in a manner reasonably satisfactory to Mortgagee and, within a reasonable period, not to exceed one hundred eighty (180) days after the date of the original written notice of the Performance Default, completes the cure of such Performance Default. Notwithstanding the foregoing, if the breach or default is one which is defined as an Event of Default elsewhere in this Article II or in the default definition of any Related Agreement, then Mortgagor shall not be entitled to any notice or cure period upon the occurrence of such breach or default except for such notice and cure periods, if any, as may be expressly granted in such other defined Event of Default.

     2.02.  BANKRUPTCY, INSOLVENCY, DISSOLUTION.

     (A) Any court of competent jurisdiction shall sign an order (1) adjudicating Mortgagor, its sole member, or any Guarantor (which term when used in this Mortgage shall mean any guarantor of payment of the indebtedness) bankrupt or insolvent, (2) appointing a receiver, trustee or liquidator of the Property or Collateral or of a substantial part of the property of Mortgagor, its sole member, or any Guarantor, or (3) approving a petition for, or effecting an arrangement in bankruptcy, or any other judicial modification or alteration of the rights of Mortgagee or of other creditors of Mortgagor, its sole member, or any Guarantor; or

     (B) Mortgagor, its sole member, or any Guarantor shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator for it or for any of its property, (2) as debtor, file a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it and any proceeding under such law, (3) admit in writing an inability to pay its debts as they mature, or
(4) make a general assignment for the benefit of creditors; or

     (C) An involuntary petition in bankruptcy is filed against Mortgagor, its sole member, or any Guarantor and the same is not vacated or stayed within 90 days of the filing date.

     2.03. MISREPRESENTATION. Mortgagor makes or furnishes a representation, warranty, statement, certificate, schedule and/or report to Mortgagee in or pursuant to this Mortgage or any of the Related Agreements which is false or misleading in any material respect as of the date made or furnished, or becomes false or breached in any material respect upon or after execution of this Mortgage.

     2.04. DEFAULT UNDER SUBORDINATE LOANS. An occurrence of a default under any loan subordinate to this Mortgage which is not an independent default under this Mortgage which results in the commencement of foreclosure proceedings or the taking of any other remedial action under such subordinate loan.

     2.05. LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Mortgagor or any of the Property or Collateral and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

     2.06.  JUDGMENTS. (A)    A final judgment, other than a final judgment in
connection with any condemnation, is entered against Mortgagor that (1) materially and adversely affects the value, use or operation of the Property or other Collateral, or (2) adversely affects, or reasonably may adversely affect, the validity or enforceability of this Mortgage, any of the Related Agreements or the Note or priority of the liens or security interests created by this Mortgage or any of the Related Agreements; or (B) execution or other final process issues thereon with respect to the Property or other Collateral; and (C) Mortgagor does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Mortgagor shall not, within such period or such longer period during which execution on such judgment shall have been stayed, appeal therefrom or from the order, decree or process upon or pursuant to which such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Mortgagor shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty
(60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

     2.07. LEASES. Mortgagor's default in the performance of its obligations as lessor under any Lease of 10,000 square feet or more, which default could result, in Mortgagee's judgment, in the termination of said Lease.

     2.08. MORTGAGOR'S CONTINUED EXISTENCE. Mortgagor ceases to exist or to be qualified to do or transact business in the state in which the Property or any of the Collateral is located or is dissolved or is a party to a merger, consolidation or reorganization, or sells all or substantially all of its assets.

     2.09. BREACH OF DUE ON SALE OR ENCUMBRANCE PROVISION. Any occurrence of a prohibited Transfer under Section 1.08 hereof.

     2.10. DEFAULT UNDER RELATED AGREEMENTS. A "Default" or "Event of Default" shall have occurred under or as defined in any of the Note, the Assignment of Leases and Rents or any other Related Agreement.

                                   ARTICLE III

                                    REMEDIES

     Upon the occurrence of any Event of Default, Mortgagee shall have the following rights and remedies set forth in Sections 3.01 through 3.08:

     3.01. ACCELERATION. Notwithstanding the stated maturity date in the Note, or any note evidencing any Future Advance, Mortgagee may without notice or demand, declare the entire principal amount of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Mortgage or the Related Agreements including, but not limited to the Prepayment Premium described in the Note, to be due and payable immediately.

     3.02. ENTRY. Irrespective of whether Mortgagee exercises the option provided in section 3.01 above, Mortgagee in person or by agent or by court-appointed receiver (and Mortgagee shall have the right to the immediate appointment of such a receiver without regard to the adequacy of the security and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor) may, at its option, without any action on its part being required, without in any way waiving such Event of Default, with or without the appointment of a receiver, or an application therefor:

     (A) Take possession of the Property and conduct tests of, manage or hire a manager to manage, lease and operate the Property or any part thereof, on such terms and for such period of time as Mortgagee may deem proper, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto as may seem proper to Mortgagee;

     (B) With or without taking possession of the Property, collect and receive all Rents and Profits, notify tenants under the Leases or any other parties in possession of the Property to pay Rents and Profits directly to Mortgagee, its agent or a court-appointed receiver and apply such Rents and Profits to the payment of:

            (1) all costs and expenses incident to taking and retaining possession of the Property (including the cost of any receivership), management and operation of the Property, keeping the Property properly insured and all alterations, renovations, repairs and replacements to the Property;

            (2) all taxes, charges, claims, assessments, and any other liens which may be prior in lien or payment to this Mortgage or the Note, and premiums for insurance, with interest on all such items; and

            (3) the indebtedness secured hereby together with all costs and attorney's and paralegals' fees, in such order or priority as to any of such items as Mortgagee in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding;

     (C) Exclude Mortgagor, its agents and servants, wholly from the Property;

     (D) Have joint access with Mortgagor to the books, papers and accounts of Mortgagor relating to the Property, at the expense of Mortgagor;

     (E) Commence, appear in and/or defend any action or proceedings purporting to affect the interests, rights, powers and/or duties of Mortgagee hereunder, whether brought by or against Mortgagor or Mortgagee; and

     (F) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Mortgagee may affect or appear to affect the interest of Mortgagee or the rights, powers and/or duties of Mortgagee hereunder.

     Mortgagee, as a matter of right without notice to Mortgagor or anyone claiming under it and without regard to the then value of the Property or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers to take charge of the Property or any portion thereof. Any such receiver or receivers shall have all of the usual and customary powers and duties of receivers in like or similar cases and all of the powers and duties of Mortgagee in case of entry as provided hereinabove, including without limitation, the right to collect and receive Rents and Profits. All such Rents and Profits Paid to Mortgagee or collected by such receiver shall be applied as provided for in subsection 3.02(B) above. Mortgagor for itself and any subsequent owner of the Property hereby waives any and all defenses to the application for such receiver and hereby irrevocably consents to such appointment without notice of any application therefore.

     The receipt by Mortgagee of any Rents and Profits pursuant to this Mortgage after the institution of foreclosure or other proceedings under the Mortgage shall not cure any such Event of Default or affect such proceedings or any sale pursuant thereto. After deducting the expenses and amounts set forth above in this section 3.02, as well as just and reasonable compensation for all Mortgagee's employees and other agents (including, without limitation, reasonable and actual attorneys' and paralegals' fees and management and rental commissions) engaged and employed, the moneys remaining, at the option of Mortgagee, may be applied to the indebtedness secured hereby. Whenever all amounts due on the Note and under this Mortgage shall have been paid and all Events of Default have been cured and any such cure has been accepted by Mortgagee, Mortgagee shall surrender possession to Mortgagor. The same right of entry, however, shall exist if any subsequent Event of Default shall occur; provided, however, Mortgagee shall not be under any obligation to make any of the payments or do any of the acts referred to in this section 3.02.

     3.03. JUDICIAL ACTION. Mortgagee may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof. The Property may be foreclosed in parts or as an entirety.

     3.04. FORECLOSURE. Mortgagee may institute an action of mortgage foreclosure against the Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt and the Prepayment Premium, with interest thereon at the rate stipulated in the Note to the date of default, and thereafter at the Default Rate specified in the Note, together with all other sums due by Mortgagor in accordance with the provisions of the Note and this Mortgage, including any sums which may have been advanced or loaned by Mortgagee to Mortgagor after the date of this Mortgage, including Future Advances, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments or prior liens, insurance, utilities or repairs to the Property, all costs of suit, together with interest at the Default Rate on any judgment obtained by Mortgagee from and after the date of any sheriff or other judicial sale until actual payment is made of the full amount due Mortgagee. In addition, as an alternative to the right of foreclosure for the full amount secured hereby after acceleration thereof, Mortgagee shall have the right, to the extent permitted by law, to institute partial foreclosure proceedings with respect to the portion of said indebtedness so in default, as if under a full foreclosure, and without declaring the entire secured indebtedness due, and provided that if foreclosure sale is made because of default of a part of the secured indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the secured indebtedness, and it is agreed that such sale pursuant to a partial foreclosure, if so made, shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this section. Notwithstanding the filing of any partial foreclosure or entry of a decree of sale therein,

Mortgagee may elect at any time prior to a foreclosure sale pursuant to such decree, to discontinue such partial foreclosure and to accelerate the secured indebtedness by reason of any uncured default or defaults upon which such partial foreclosure was predicated or by reason of any other defaults, and proceed with full foreclosure proceedings. It is further agreed that several foreclosure sales may be made pursuant to partial foreclosures without exhausting the right of full or partial foreclosure sale for any unmatured part of the secured indebtedness, it being the purpose to provide for a partial foreclosure sale of the secured indebtedness without exhausting the power to foreclose and to sell the Property pursuant to any such partial foreclosure for any other part of the secured indebtedness whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

     All advances, disbursements and expenditures made or incurred by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by this Mortgage or by the Act (collectively "Protective Advances"), shall have the benefit of all applicable provisions of the Act, including those provisions of the Act hereinbelow referred to:

     (A) all advances by Mortgagee in accordance with the terms of this Mortgage to: (i) preserve, maintain, repair, restore or rebuild the improvements upon the Property; (ii) preserve the lien of the Mortgage or the priority thereof; or (iii) enforce this Mortgage;

     (B) payments by Mortgagee of: (i) principal, interest or other obligations in accordance with the terms of any senior mortgage or other prior lien or encumbrance; (ii) real estate taxes and assessments, general and special and all other taxes and assessments of any kind or nature whatsoever which are assessed or imposed upon the Property or any part thereof; (iii) other obligations authorized by this Mortgage; or (iv) with court approval, any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title;

     (C) advances by Mortgagee in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior liens;

     (D) reasonable and actual attorneys' and paralegals' fees and other costs incurred: (i) in connection with the foreclosure of this Mortgage; (ii) in connection with any action, suit or proceeding brought by or against Mortgagee for the enforcement of this Mortgage or arising from the interest of Mortgagee hereunder; or (iii) in preparation for or in connection with the commencement, prosecution or defense of any other action related to the Mortgage or the Property;

     (E) Mortgagee's fees and costs, including reasonable and actual attorneys' and paralegals' fees, arising between the entry of judgment of foreclosure and the confirmation hearing;

     (F)    expenses deductible from proceeds of sale; and

     (G) expenses incurred and expenditures made by Mortgagee for any one or more of the following: (i) if the Property or any portion thereof constitutes one or more units under a condominium declaration, assessments imposed upon the unit owner thereof; (ii) if Mortgagor's interest in the Property is a leasehold estate under a lease or sublease, rentals or other payments required to be made by the lessee under the terms of the lease or sublease; (iii) premiums for casualty and liability insurance paid by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required, in reasonable amounts, and all renewals thereof, without regard to the limitation to maintaining of existing insurance in effect at the time any receiver or mortgagee takes possession of the Property; (iv) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (v) payments deemed by Mortgagee to be required for the benefit of the Property or required to be made by the owner of the Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Property; (vi) shared or common expense assessments payable to any association or corporation in which the owner of the Property is a member in any way affecting the Property; (vii) if the loan secured hereby is a construction loan, costs incurred by Mortgagee for demolition, preparation for and completion of construction, as may be authorized by the applicable commitment, loan agreement or other agreement; (viii) payments required to be paid by Mortgagor or Mortgagee pursuant to any lease or other agreement for occupancy of the Property; and (ix) if this Mortgage is insured, payments of FHA or private mortgage insurance required to keep such insurance in force.

     All Protective Advances shall be so much additional indebtedness secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advances until paid at the rate of interest payable after default under the terms of the Note.

     This Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Mortgage is recorded.

     All Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the provisions of the Act, apply to and be included in:

            (1) any determination of the amount of indebtedness secured by this Mortgage at any time;

            (2) the indebtedness found due and owing to the Mortgagee in the judgment of foreclosure and any subsequent supplemental judgments, orders, adjudications or findings by the court of any additional indebtedness becoming due after such entry of judgment, it being agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose;

            (3) if right of redemption has not been waived by this Mortgage, computation of amounts required to redeem;

            (4)  determination of amounts deductible from sale proceeds;

            (5) application of income in the hands of any receiver or mortgagee in possession; and

            (6)  computation of any deficiency judgment.

     3.05. RESCISSION OF NOTICE OF DEFAULT. Mortgagee, from time to time before any foreclosure sale, public sale or deed in lieu of foreclosure, may rescind any such notice of breach or default and of election to cause the Property to be sold by executing and delivering to Mortgagor a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale or such documents as may be required by the laws of the state in which the Property is located to effect such rescission. The exercise by Mortgagee of such right of rescission shall not constitute a waiver of any breach or Event of Default then existing or subsequently occurring, or impair the right of Mortgagee to execute and deliver to Mortgagor, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Related Agreements, the Note or of this Mortgage or any of the rights, obligations or remedies of the parties thereunder.

     3.06. MORTGAGEE'S REMEDIES RESPECTING COLLATERAL. Mortgagee may realize upon the Collateral, enforce and exercise all of Mortgagor's rights, powers, privileges and remedies in respect of the Collateral, dispose of or otherwise deal with the Collateral in such order as Mortgagee may in its discretion determine, and exercise any and all other rights, powers, privileges and remedies afforded to a secured party under the laws of the state in which the Property is located as well as all other rights and remedies available at law or in equity.

     3.07. PROCEEDS OF SALES. The proceeds of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Article III or otherwise, shall be applied as follows:

     (A) To the payment of the costs, fees and expenses of sale and of any judicial proceedings (including reasonable attorneys' and paralegals' fees and costs, whether incurred before, during or after such proceedings, in any appellate proceedings, before during or after sale of the Property or the Collateral, or otherwise incurred) wherein the same may be made, including the cost of evidence of title in connection with the sale, compensation to Mortgagee, and to the payment of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest on all advances made by Mortgagee at the interest rate applicable under the Note, but limited to any maximum rate permitted by law to be charged by Mortgagee;

     (B) To the payment of any and all sums expended by Mortgagee under the terms hereof, not then repaid, with accrued interest at the Default Rate set forth in the Note, and all other sums (except advances of principal and interest thereon) required to be paid by Mortgagor pursuant to any provisions of this Mortgage, or the Note, or any note evidencing any Future Advance, or any of the Related Agreements, including, without limitation, all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage or in connection with the enforcement thereof, together with interest thereon as herein provided; and

     (C) To the payment of the entire amount then due, owing or unpaid for principal and interest upon the Note, any notes evidencing any Future Advance, and any other obligation secured hereby, with interest on the unpaid principal at the rate set forth therein from the date of advancement thereof until the same is paid in full; and then.

     (D) The remainder, if any, to the person or persons, including Mortgagor, legally entitled thereto.

     3.08. CONDEMNATION AND INSURANCE PROCEEDS. All Condemnation Proceeds, Insurance Proceeds and any interest earned thereon shall be paid over either by the condemning authority, insurance company or escrow agent to Mortgagee and shall be applied first toward reimbursement of the costs and expenses of Mortgagee (including reasonable attorneys' and paralegals' fees), if any, in connection with the recovery of such Proceeds, and then shall be applied in the sole and absolute discretion of Mortgagee and without regard to the adequacy of its security under this Mortgage (A) to the payment or prepayment of all or any portion of the Note including the Prepayment Premium described in the Note; (B) to the reimbursement of expenses incurred by Mortgagee in connection with the restoration of the Property or Collateral; or (C) to the performance of any of the covenants contained in this Mortgage as Mortgagee may determine. Any prepayment of the Note or portion thereof pursuant to Mortgagee's election under this Section shall be subject to the Prepayment Premium described in the Note. Upon any Event of Default by Mortgagor under this Mortgage, all right, title and interest of Mortgagor in and to all any and all insurance policies then in force, including any and all unearned premiums and existing claims, will inure to Mortgagee, which, at its sole option, and as attorney-in-fact for Mortgagor, may then make, settle and give binding acquittances for claims under all such policies, and may assign and transfer such policies or cancel or surrender them, applying any unearned premium in such manner as Mortgagee may elect. The foregoing appointment of Mortgagee as attorney-in-fact for Mortgagor is coupled with an interest, and is irrevocable.

     3.09.  WAIVER OF MARSHALLING, RIGHTS OF REDEMPTION, HOMESTEAD AND
VALUATION.

     (A) Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the Property or Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Mortgage or of any other security for any of said indebtedness.

     (B) To the fullest extent permitted by law, Mortgagor, for itself and all who may at any time claim through or under it, hereby expressly waives, releases and renounces all rights of redemption from any foreclosure sale, all rights of homestead, exception, monitoring reinstatements, forbearance, appraisement, valuation, stay and all rights under any other laws which may be enacted extending the time for or otherwise affecting enforcement or collection of the Note, the debt evidenced thereby, or this Mortgage.

     3.10. REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law or equity provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein. Every power and remedy given by this Mortgage to Mortgagee may be exercised separately, successively or concurrently from time to time as often as may be deemed expedient by Mortgagee. If there exists additional security for the performance of the obligations secured hereby, Mortgagee, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Any application of any amounts or any portion thereof held by Mortgagee at any time as additional security or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Mortgagor to Mortgagee hereunder or under the Note, any Future Advance, or under any of the Related Agreements, or change the amounts of any such payments or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

     3.11. NONRECOURSE. Except as otherwise set forth in this Section, and subject to Section 3.12 hereof, Mortgagee's recourse under this Mortgage, the Note and the Related Agreements shall be limited to and satisfied from the Property and the proceeds thereof, the rents and all other income a rising therefrom during and after the month in which an Event of Default has occurred, the other assets of Mortgagor arising out of the Property which are given as collateral for the Note, and any other collateral given in writing to Mortgagee as security for repayment of the Note (all of the foregoing are collectively referred to as the "Loan Collateral"). Notwithstanding the preceding sentence:

     (A) Mortgagee may, in accordance with the terms of this Mortgage, the Note or any Related Agreement: (1) foreclose the lien of this Mortgage; (2) take appropriate action to enforce this Mortgage, the Note and the Related Agreements to realize upon and/or protect the Loan Collateral; (3) name Mortgagor as a party defendant in any action brought under this Mortgage, the Note or the Related Agreements so long as the exercise of any remedy is limited to the Loan Collateral; (4) pursue all of its rights and remedies against any guarantor or surety or master tenant whether or not a partner, member or other owner of Mortgagor; and (5) pursue all of its rights and remedies against Mortgagor and the indemnitors under that certain Environmental Indemnity Agreement of even date herewith and that certain Terrorism Insurance Indemnity Agreement of even date herewith;

     (B) Mortgagee may seek damages or other monetary relief, to the extent of actual monetary loss, or any other remedy at law or in equity against Mortgagor, and the indemnitors/guarantors, if any, under any nonrecourse exception indemnity agreements ("Nonrecourse Indemnitors") by reason of or in connection with: (1) the failure of Mortgagor to pay to Mortgagee, upon demand, all rents, issues and profits of the Property to which Mortgagee is entitled pursuant to this Mortgage, the Note or the Related Agreements following an Event of Default; (2) any waste of the Property or any willful act or omission by Mortgagor which damages or materially reduces the value of the Property; (3) the distribution of rents, issues and profits from the Property prior to the payment of operating expenses or the provision for reserves, if any, to be made pursuant to this Mortgage, the Note or the Related Agreement prior to any other expenditure or distribution by Mortgagor; (4) the failure to account for and to turn over security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default under this Mortgage, the Note or any Related Agreements; (5) the failure to timely pay all real estate taxes or any regular or special assessments affecting the Property;
(6) the failure to account for and to turn over real estate tax accruals following the occurrence of an Event of Default under this Mortgage, the Note or any Related Agreements; (7) the failure to maintain casualty and liability insurance as required under the Note or the Related Agreements or to apply insurance proceeds or condemnation awards relating to the Property or other collateral in the manner required under applicable provisions of this Mortgage, the Note or any Related Agreements; (8) any modification, termination or cancellation of any lease of all or any portion of the Property without Mortgagee's prior written consent, if and to the extent such consent is required under the Note or the Related Agreements and if and to the extent such modification, termination or cancellation has a material adverse affect on the value of the Property; (9) a default by Mortgagor under any lease of all or any portion of the Property; or (10) costs and expenses, including, without limitation, attorneys' and paralegals' fees and transfer taxes, incurred by Mortgagee in connection with the enforcement of this Mortgage, the Note or the Related Agreements or in connection with a deed-in-lieu of foreclosure if the Event of Default giving rise to the enforcement action is one described in subsections (B) or (C) as an exception to the nonrecourse provisions, or if the Mortgagor or any principal of Mortgagor objects to any actions taken by Mortgagee to exercise its remedies under this Mortgage, the Note or the Related Agreements; Mortgagor or principal of Mortgagor commences any lawsuit to enjoin or delay a foreclosure of the Property by Mortgagee, or raises defenses or counterclaims to a foreclosure action; Mortgagor applies for the appointment of a receiver, trustee or liquidator for it or for any of its property, or, as a debtor, files a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or takes advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or makes a general assignment for the benefit of creditors; or in the event any bankruptcy or reorganization proceedings (voluntary or involuntary), the Mortgagor or any principal of Mortgagor opposes any motion by Mortgagee for relief from the Automatic Stay; and

     (C) Mortgagor, any general partners of Mortgagor and the Nonrecourse Indemnitor(s), if any, shall become personally liable for payment of all the indebtedness evidenced by the Note and performance of all other obligations of Mortgagor under this Mortgage, the Note and Related Agreements upon the occurrence of any: (i) fraud or willful misrepresentation of a material fact by Mortgagor, any general partners of Mortgagor, or Nonrecourse Indemnitor(s), if any, in connection with this Mortgage, the Note, the Related Agreements or any request for any action or consent by Mortgagee; (ii) a Transfer of any interest in Mortgagor or all or any portion of the Property or any interest therein in violation of the terms of this Mortgage, the Note or the Related Agreements; or
(iii) the incurrence by Mortgagor of any indebtedness in violation of the terms of this Mortgage, the Note or Related Agreements (whether secured or unsecured, direct or contingent), other than unsecured debt or routine trade payables incurred in the ordinary course of business in connection with the operation of the Property.

     In addition, Mortgagor, any general partners of Mortgagor and the Nonrecourse Indemnitors, if any, shall be responsible for any costs and expenses incurred by Mortgagee in connection with the collection of any amounts for which Mortgagor, its general partners, if any, and the Nonrecourse Indemnitors, if any, are personally liable under this Section 3.11, including attorneys' and paralegals' fees and expenses, court costs, filing fees and all other costs and expenses incurred in connection therewith.

     3.12. EVASION OF PREPAYMENT PREMIUM. Mortgagor agrees that in the event Mortgagee exercises its right to accelerate the maturity date of the Note following an Event of Default, a tender of payment of an amount necessary to satisfy the entire indebtedness evidenced by the Note, but without including the Prepayment Premium described in the Note, made at any time prior to foreclosure sale either by Mortgagor, its successors and assigns or by anyone on behalf of Mortgagor, shall be deemed to constitute an evasion of the prepayment provisions of the Note and such payment shall therefore be deemed to be a prepayment under the Note, and to the extent permitted by law, shall include the Prepayment Premium described in the Note.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01. SEVERABILITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or uneforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent that it is invalid, illegal or unenforceable.

     4.02.  CERTAIN CHARGES AND BROKERAGE FEES.

     (A) Mortgagor agrees to pay Mortgagee its standard charge (or if there is no standard charge, then Mortgagor shall reimburse Mortgagee for its reasonable expenses) for each written statement requested of Mortgagee as to the obligations secured hereby, furnished at Mortgagor's request. Mortgagor further agrees to pay the charges of Mortgagee for any other service rendered Mortgagor, or on its behalf, connected with this Mortgage or the indebtedness secured hereby, including, without limitation, the delivery to an escrow holder of a request for full or partial release or satisfaction of this Mortgage, transmittal to an escrow holder of moneys secured hereby, changing its records pertaining to this Mortgage and indebtedness secured hereby to show a new owner of the Property, and replacing an existing policy of insurance held hereunder with another such policy.

     (B) Mortgagor agrees to indemnify and hold Mortgagee harmless from any responsibility and/or liability for the payment of any commission charge or brokerage fees to anyone which may be payable in connection with the funding of the loan evidenced by the Note and this Mortgage or refinancing of any prior indebtedness, if applicable, based upon any action taken by Mortgagor. It is understood that any such commission charge or brokerage fees shall be paid directly by Mortgagor to the entitled parties.

     4.03.  NOTICES.

     (A) All notices expressly provided hereunder to be given by Mortgagee to Mortgagor and all notices, demands and other communications of any kind or nature whatever which Mortgagor may be required or may desire to give to or serve on Mortgagee shall be in writing and shall be (1) hand-delivered, effective upon receipt, (2) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (3) served by certified mail, to the appropriate address set forth below, or at such other place as Mortgagor or Mortgagee, as the case may be, may from time to time designate in writing by ten
(10) days prior written notice thereof. Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address stated below or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time. Any notice required to be given by Mortgagee shall be equally effective if given by Mortgagee's agent, if any.

     (B) Mortgagor hereby requests that any notice, demand, request or other communication (including any notice of an Event of Default and notice of sale as may be required by law) desired to be given or required pursuant to the terms hereof be addressed to Mortgagor as follows:

            Inland Southeast Stony Creek, L.L.C.
            2901 Butterfield Road
            Oakbrook, Illinois 60523
            Attention:    Roberta Matlin

     With a copy to:

            The Inland Real Estate Group, Inc.
            2901 Butterfield Road
            Oakbrook, Illinois 60523
            Attention:    General Counsel

     All notices and other communications to Mortgagee shall be addressed as follows:

            c/o Allstate Investments, LLC
            Allstate Plaza South, Suite G5C
            3075 Sanders Road
            Northbrook, Illinois 60062
            Attention:    Commercial Mortgage Division
                          Servicing Manager

     With a copy to:

            Allstate Insurance Company
            Investment Law Division
            Allstate Plaza South, Suite G5A
            3075 Sanders Road
            Northbrook, Illinois 60062

     4.04.  MORTGAGOR NOT RELEASED: CERTAIN MORTGAGEE ACTS.

     (A) Extension of the time for payment or modification of the terms of payment of any sums secured by this Mortgage granted by Mortgagee to any successor in interest of Mortgagor shall not operate to release, in any manner, the liability of Mortgagor. Mortgagee shall not be required to: commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Mortgage, by reason of any demand made by Mortgagor. Without affecting the liability of any person, including Mortgagor, but subject to the terms and provisions of Section 3.11, for the payment of any indebtedness secured hereby, or the legal operation and effect of this Mortgage on the remainder of the Property for the full amount of any such indebtedness and liability unpaid, Mortgagee is empowered as follows: Mortgagee may from time to time and without notice (1) release any person liable for the payment of any of the indebtedness; (2) extend the time or otherwise alter the terms of payment of any of the indebtedness; (3) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or (4) alter, substitute or release any property securing the indebtedness.

     (B) Mortgagee may at its sole option and without any duty to do so, at any time, and from time to time, (1) consent to the making of any map or plan of the Property or any part thereof; (2) join in granting any easement or creating any restriction thereon; (3) join in any subordination or other agreement affecting this Mortgage or the legal operation and effect or charge hereof; or
(4) release or reconvey, without any warranty, all or part of the Property from the lien of this Mortgage.

     4.05. INSPECTION. Upon reasonable prior notice and subject to the rights of tenants under the Leases, Mortgagee may at any reasonable time make or cause to be made entry upon and make inspections, reappraisals, surveys, construction and environmental testing of the Property or any part thereof in person or by agent, and if Mortgagee has a reasonable basis to believe that Mortgagor is in breach of any covenant of this Mortgage in regard to the Property, the cost of any such inspection shall be borne by the Mortgagor.

     4.06. RELEASE OR RECONVEYANCE OR CANCELLATION. Upon the payment in full of all sums secured by this Mortgage, Mortgagee shall cancel and release this Mortgage and shall surrender this Mortgage and all notes evidencing indebtedness secured by this Mortgage to Mortgagor. Upon payment of its fees and any other sums owing to it under this Mortgage, Mortgagee shall release this Mortgage or reconvey the Property without warranty to the person or persons legally entitled thereto. The duly recorded release or reconveyance of the Property shall constitute a reassignment of the Leases by the Mortgagee to the Mortgagor. Such person or persons shall pay all fees of Mortgagee and costs of recordation, if any. The recitals in such release or reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

     4.07. STATUTE OF LIMITATIONS. Mortgagor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all obligations secured by this Mortgage.

     4.08. INTERPRETATION. Wherever used in this Mortgage, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word "Mortgagor" shall mean and include both Mortgagor and any subsequent owner or owners of the Property, and the word "Mortgagee" shall mean and include not only the original Mortgagee hereunder but also any future owner and holder, including pledgees, of the Note or other obligations secured hereby. In this Mortgage, the Note and the Related Agreements, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural. In this Mortgage the Note and the Related Agreements, the use of the word "including" shall not be deemed to limit the generality of the term or clause to which it has reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto.

     4.09. CAPTIONS. The captions and headings of the Articles and Sections of this Mortgage, the Note and the Related Agreements are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

     4.10. CONSENT. The granting or withholding of consent by Mortgagee to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions. Mortgagor covenants and agrees to reimburse Mortgagee promptly on demand for all legal and other expenses incurred by Mortgagee or its servicing agent in connection with all requests by Mortgagor for consent or approval under this Mortgage.

     4.11. DELEGATION TO SUBAGENTS. Wherever a power of attorney is conferred upon Mortgagee hereunder or under the Related Agreements, it is understood and agreed that such power is conferred with full power of substitution, and Mortgagee may elect in its sole discretion to exercise such power itself or to delegate such power, or any part thereof, to one or more subagents and such power shall be deemed to be coupled with an interest and irrevocable so long as this Mortgage has not been cancelled.

     4.12. SUCCESSORS AND ASSIGNS. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Mortgagor (but this shall not permit any assignment prohibited hereby) and the endorsees, transferees, successors and assigns of Mortgagee. In the event Mortgagor is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein and in the Related Agreements as well as the obligations arising therefrom are and shall be joint and several as to each such party.

     4.13. GOVERNING LAW. THIS MORTGAGE IS INTENDED TO BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. MORTGAGOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY.

     4.14. CHANGES IN TAXATION. If, after the date of this Mortgage, any law is passed by the state in which the Property is located or by any other governing entity, imposing upon Mortgagee any tax against the Property, or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust so that an additional or substitute tax is imposed on Mortgagee or the holder of the Note, Mortgagor shall reimburse Mortgagee for the amount of such taxes immediately upon receipt of written notice from Mortgagee. Provided, however, that such requirement of payment shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Mortgagee and if Mortgagor in fact pays such tax prior to the date upon which payment is required by such notice.

     4.15. MAXIMUM INTEREST RATE. No provision of this Mortgage or of the Note or of any note evidencing a Future Advance shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate permitted by applicable law. In the event such interest does exceed the maximum legal rate, it shall be canceled automatically to the extent that such interest exceeds the maximum legal rate and if theretofore paid, credited on the principal amount of the Note or, if the Note has been prepaid, then such excess shall be rebated to

Mortgagor. It is the intent of Mortgagor and Mortgagee that the interest rate charged under the Note, this Mortgage any note representing any Future Advance and any of the Related Agreements shall comply with all applicable law and not exceed the maximum rate allowed by law.

     4.16. TIME OF ESSENCE. Time is of the essence of the obligations of Mortgagor in this Mortgage and the Related Agreements and each and every term, covenant and condition made herein by or applicable to Mortgagor.

     4.17. REPRODUCTION OF DOCUMENTS. This Mortgage and all documents relating thereto, specifically excluding the Note but including, without limitation, consents, waivers and modifications which may hereafter be executed, financial and operating statements, certificates and other information previously or hereafter furnished to Mortgagee, may be reproduced by Mortgagee by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Mortgagee may destroy any original document ("Master") so reproduced. Mortgagor agrees and stipulates that any such reproduction is an original and shall be admissible in evidence as the Master in any judicial or administrative proceeding (whether or not the Master is in existence and whether or not such reproduction was made or preserved by Mortgagee in the regular course of business) and any enlargement, facsimile or further reproduction of such a reproduction shall be no less admissible.

     4.18. NO ORAL MODIFICATIONS. This Mortgage may not be amended or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any amendment or modification is sought.

     4.19. FURTHER ASSURANCES. Mortgagor, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Mortgagee such documents and further assurances as Mortgagee may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Mortgage or the security to be afforded by the Related Agreements, or both. Without limiting the foregoing and notwithstanding anything in this Mortgage or the Related Agreements to the contrary, Mortgagor will defend, indemnify and hold Mortgagee harmless with respect to any suit or proceeding in which the validity, enforceability or priority of any such lien or security interest, or both, is endangered or contested, directly or indirectly. If Mortgagor fails to undertake the defense of any such claim in a timely manner, or, in Mortgagee's sole determination, fails to prosecute such defense with due diligence, then Mortgagee is authorized to take, at the sole expense of Mortgagor, all necessary and proper action in defense of any such claim, including, without limitation, the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' and paralegals' fees. All costs, expenses and losses, if any, so incurred by Mortgagee, including all reasonable attorneys' and paralegals' fees, regardless of whether suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Mortgagee as provided herein.

                                    * * * * *

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Mortgage as of the day and year first hereinabove written.


                                       MORTGAGOR AND "DEBTOR"

                                       INLAND SOUTHEAST STONY CREEK, L.L.C.,
                                       a Delaware limited liability company

                                       By:  INLAND WESTERN RETAIL REAL ESTATE
                                            TRUST, INC., a Maryland corporation,
                                            Its sole member

                                            By: /s/ Debra A. Palmer
                                               --------------------------
                                            Its: Asst Secretary
                                                -------------------------

STATE OF Illinois )
                  )  SS.
COUNTY OF Cook    )


     I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Debra A. Palmer, the Asst. Secretary of INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, the sole member of INLAND SOUTHEAST STONY CREEK, L.L.C., a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said entities, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 14th day of January, 2004.

(SEAL)

                                       /s/ Elizabeth Ann Irving
                                       ------------------------
                                             Notary Public

My commission expires:
                                             "OFFICIAL SEAL"
11-14-2004                                 ELIZABETH ANN IRVING
                                     NOTARY PUBLIC STATE OF ILLINOIS
                                     My Commission Expires 11/14/2004

This document prepared by,
and after recording return to:

Sandra L. Waldier
Bell, Boyd & Lloyd LLC
70 West Madison Street
Suite 3300
Chicago, Illinois 60602

                                    EXHIBIT A


                               Legal Description:

Lots numbered 2,3,5, and 7A and Blocks "A", "B", and "C" as shown on the plat of Stony Creek Marketplace Lots 2, 3, 4, 5, 7, and Blocks A, B, and C Corrective Plat recorded January 16, 2004 in Plat Cabinet 3, Slide 328 as Instrument No. 2004-00003598 in the Office of the Recorder of Hamilton County, Indiana.

Together with easements created by that certain Declaration of Development Standards, Covenants and Restrictions dated June 14, 2001, recorded on July 3, 2001 as instrument No. 200100040592, as amended by that certain First Amendment to Declaration of Development Standards, Covenants and Restrictions dated January 24, 2003, recorded January 28, 2003 as Instrument No. 200300010148.

                                    EXHIBIT B

                                (Fixture Filing)

     Pursuant to the security agreement contained in this Mortgage ("Security Agreement") and the appropriate Uniform Commercial Code ("UCC") sections in the State in which the Fixtures are located, as amended and recodified from time to time, this Mortgage shall constitute a Fixture Filing.

     1. DESCRIPTION OF FIXTURES. "Fixtures" shall include all articles of personal property now or hereafter attached to, placed upon for an indefinite term or used in connection with said real property, appurtenances and improvements together with all goods and other property which are or at any time become so related to the Property that an interest in them arises under real estate law.

     2. DESCRIPTION OF COLLATERAL. The Collateral, as defined in the Security Agreement, includes, without limitation, the following items and types of Collateral as well as certain other items and types of Collateral:

     All equipment, fixtures, goods, inventory and all present and future accessions and products thereof and thereto as defined in the UCC, now or at any time acquired, used, or to be used for or in connection with the construction, use or enjoyment of the Property by Mortgagor, whether in the possession of Mortgagor, warehousemen, bailees or any other person and whether located at the Property or elsewhere, including without limitation:

     (A) all building, maintenance or service equipment; building, maintenance or raw materials or supplies; component parts or work in process; appliances; furnishings; machinery; and tools; and

     (B) all goods and property covered by any warehouse receipts, bills of lading and other documents evidencing any goods or other tangible personal property of any kind (including any Collateral) in which Mortgagor now or at any time hereafter has any interest in connection with any or all of the Property or Collateral; and

     (C) any and all products of any accessions to any such Collateral which may exist at any time.

     Part of the above described goods are or are to become Fixtures on the Property. As used in this Exhibit to qualify the scope of Mortgagee's security interest in any of the Collateral, the phrase "in connection with any or all of the Property or Collateral" shall be used in its broadest and most comprehensive sense and shall include without limitation property used or acquired (or to be used or acquired) in connection with the improvement, development, construction, repair or remodeling of any or all of the Property, property arising from or in connection with the operation, use, maintenance, occupancy, sale, lease or disposition of any or all of the Property or Collateral, property used or acquired (or to be used or acquired) in connection with Mortgagor's performance of any of its obligations to Mortgagee, and property acquired with any loan proceeds. If any property is used (or to be used) for multiple or different purposes, and one such purpose relates to any aspect of the Property or collateral, such property shall constitute

Collateral hereunder, unless Mortgagee shall release such property from this Fixture Filing and Mortgagee's security interest in a duly executed written instrument.

     3. RELATION OF FIXTURE FILING TO MORTGAGE. Some or all of the Collateral described in Section 2 above may be or become Fixtures in which Mortgagee has a security interest under the Security Agreement. However, nothing herein shall be deemed to create any lien or interest in favor of Mortgagee under this Mortgage in any such Collateral which is not a fixture, and the purpose of this Exhibit B is to create a fixture filing under the appropriate Uniform Commercial Code sections in the State in which the Fixtures are located, as amended or recodified from time to time, the rights, remedies and interests of Mortgagee under this Mortgage are independent and cumulative, and there shall be no merger of any lien hereunder with any security interest created by the Security Agreement. Mortgagee may elect to exercise or enforce any of its rights, remedies, or interests under this Mortgage as Mortgagee may from time to time deem appropriate.

            4.   NAME AND ADDRESS OF MORTGAGEE:

                 Allstate Life Insurance Company and
                 Allstate Insurance Company
                 Allstate Plaza South, Suite G5C
                 3075 Sanders Road
                 Northbrook, Illinois 60062
                 Attention:   Commercial Mortgage Division
                              Servicing Manager

     5. OTHER FIXTURE FINANCING AND REMOVAL OF FIXTURES. (A) Mortgagee has not consented to any other security interest of any other person in any Fixtures and has not disclaimed any interest in any Fixtures; and (B) Mortgagee has not agreed or consented to the removal of any Fixtures from the Property, and any such consent by Mortgagor shall not be binding on Mortgagee. Mortgagee reserves the right to prohibit the removal of any Fixtures by any person with the legal right to remove any Fixtures from the Property unless and until such person makes arrangements with (and satisfactory to) Mortgagee for the payment to Mortgagee of all costs of repairing any physical injury to the Property which may be caused by the removal of such Fixtures. Any such payment shall be made directly to Mortgagee at its request, and Mortgagee may hold such payment as additional collateral under this Mortgage. Failure by Mortgagor to cause the delivery to Mortgagee of any such payment shall constitute both: (1) waste under (and breach of) this Mortgage; and (2) conversion of Collateral under (and a breach of) the Security Agreement.

                                    EXHIBIT C

                             (Permitted Exceptions)

1. Taxes for the year 2003 and subsequent years, a lien but not yet due and payable.

2. Easement of necessity for access for the adjoiner to the east across the insured real estate.

3. Terms and provisions of a Road Easement Agreement dated October 10, 2000 and recorded November 17, 2000 as Instrument No. 2000-57955.

4. Rights of Reversion as set out in a Limited Warranty Deed with Right of Reversion dated October 17, 2000 and recorded November 17, 2000 as Instrument No. 2000-57951, as amended by Amended Limited Warranty Deed with Right of Reversion dated April 23, 2001 and recorded May 8, 2001 as Instrument No. 2001-25776.

5. Memorandum of Development Agreement by and between Duke Construction Limited Partnership and Meijer Stores Limited Partnership dated June 15, 2001 and recorded July 3, 2001 as Instrument No. 2001-40593.

6. Terms and provisions of a Taxpayer Agreement and Consent to Real Property Tax Lien dated June 15, 2001 and recorded December 26, 2001 as Instrument No. 2001-85653.

7. Terms and provisions of an Use Restriction Agreement by and between Duke Construction Limited Partnership and First Indiana Bank, N.A. dated January 27, 2003 and recorded February 5, 2003 as Instrument No. 2003-12444.

8. Easement in favor of: all utility companies and their agents and employees Type of easement: Utility
     Dated: March 20, 2002
     Recorded: May 2, 2002
     Instrument No.: 2002-32599
     Subject to the terms and conditions thereof.

9. Limited Access Fence Removal Covenant recorded November 20, 2002 as Instrument No. 2002-89080.

10. Terms and provisions of a Nonexclusive Parking Easement Agreement by and between Duke Construction Limited Partnership and Meijer Stores Limited Partnership dated February 28, 2003 and recorded March 12, 2003 as Instrument No. 2003-25008.

11. Terms and provisions of an Ordinance Vacating Right of Way for Cumberland Road dated August 13, 2002 and recorded September 26, 2002 as Instrument No. 2002-70245.

12. Convenants, conditions, restrictions, setback lines, utility easements and any amendments thereto contained in the plat of Stony Creek Marketplace, Lots 2, 3, 4, 5, 7 & Blocks A, B, & C, Secondary Plat recorded October 22, 2002 in Plat Cabinet 3, Slide 74 as Instrument No. 2002-79217. A violation of the covenants, conditions, and restrictions will not result in forfeiture or reversion of title. We delete any covenant, condition, or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604
     (c).

13. Declaration of Development Standards, Covenants and Restrictions dated June 14, 2001 and recorded July 3, 2001 as Instrument No. 2001-40592, as amended by First American to Declaration of Development Standards, Covenants, and Restrictions dated January 24, 2003 and recorded January 28, 2003 as Instrument No. 2003-10148. The Declaration provides for regular and special assessments which shall constitute a lien upon the land. The Declaration also provides that the lien of any assessment shall be subordinate to the lien of any first mortgage. A violation of the covenants, conditions, and restrictions will not result in forfeiture or reversion of title. We delete any covenant, condition, or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin to the extent such covenants, conditions, or restrictions violate 42 USC 3604 (c).